FUND TYPE:
-------------------------------------
Money market

INVESTMENT OBJECTIVE:
-------------------------------------
Current income to the extent
consistent with preservation of
capital and liquidity

                    [ICON]
CASH
ACCUMULATION
TRUST

---------------------------------------------------------------
NATIONAL MONEY MARKET FUND
PROSPECTUS: JANUARY 20, 1999

As with all mutual funds, the Securities and
Exchange Commission has not approved
the Fund's shares, nor has
the SEC determined that this
prospectus is complete or accurate. It is a
criminal offense
to state otherwise.                                            [LOGO] PRUDENTIAL
                                                                     INVESTMENTS

TABLE OF CONTENTS
-------------------------------------

1          RISK/RETURN SUMMARY
1          Investment Objective and Principal Strategies
1          Principal Risks
2          Evaluating Performance
3          Fees and Expenses

4          HOW THE FUND INVESTS
4          Investment Objective and Policies
5          Other Investments
6          Additional Strategies
7          Investment Risks

9          HOW THE FUND IS MANAGED
9          Manager
9          Investment Adviser
9          Distributor
9          Year 2000 Readiness Disclosure

11         FUND DISTRIBUTIONS AND TAX ISSUES
11         Distributions
11         Tax Issues

13         HOW TO BUY AND SELL SHARES OF THE FUND
13         How to Buy Shares
15         How to Sell Your Shares

17         FINANCIAL HIGHLIGHTS

18         THE PRUDENTIAL MUTUAL FUND FAMILY

           FOR MORE INFORMATION (Back Cover)

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NATIONAL MONEY MARKET FUND                    [LOGO] (800) 225-1852

RISK/RETURN SUMMARY
-------------------------------------

This section highlights key information about the NATIONAL MONEY MARKET FUND, which we refer to as "the Fund." Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
Our investment objective is CURRENT INCOME to the extent CONSISTENT WITH PRESERVATION OF CAPITAL AND LIQUIDITY. To achieve this objective, we invest primarily in commercial paper, asset-backed securities, obligations of financial institutions and other high-quality money market instruments that mature in 13 months or less. While we make every effort to achieve our objective and maintain a net asset value of $1 per share, we can't guarantee success. To date, the Fund's net asset value has never deviated from $1 per share.

PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. The money market securities in which the Fund invests are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due, as well as the risk that either the securities could lose value because of interest rate changes or that investors could lose confidence in the ability of issuers in general to pay back debt. The Fund's investments in foreign securities involve certain additional risks. For example, foreign banks and companies generally are not subject to regulatory requirements comparable to those applicable to U.S. banks and companies. In addition, political developments and changes in currency rates may adversely affect the value of the Fund's foreign securities. In all cases, however, we invest only in U.S. dollar-denominated securities. Although investments in mutual funds involve risk, investing in money market portfolios like the Fund is generally less risky than investing in other types of funds. This is because the Fund invests only in high-quality securities that mature in 13 months or less. Also, the Fund limits the average maturity of the portfolio to 90 days or less. To satisfy the average maturity and maximum maturity requirements, securities with demand features

-------------------------------------------------------------------
MONEY MARKET FUNDS
Money market funds--which hold high-quality short-term debt obligations-- provide investors with a lower risk, highly liquid investment option. These funds attempt to maintain a net asset value of $1 per share, although there can be no guarantee that they will always be able to do so.
-------------------------------------------------------------------

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------

are treated as maturing on the date that the Fund can demand repayment of the security.
    An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

EVALUATING PERFORMANCE
A number of factors--including risk--affect how the Fund performs. The following bar chart and table show the Fund's performance over the last year. Previous periods during which the Fund was advised by another investment adviser are not shown. They demonstrate the risk of investing in the Fund and how returns can change. Past performance does not mean that the Fund will achieve similar results in the future. For current yield information, you can call us at
(800) 225-1852.

ANNUAL RETURNS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1998                                                5.07%
BEST QUARTER: 1.29% (4th quarter of 1998)
WORST QUARTER: 1.15% (1st quarter of 1998)

AVERAGE ANNUAL RETURNS (AS OF 12-31-98)

-----------------------------------------------------------------------
                                          1 YR      SINCE INCEPTION
-----------------------------------------------------------------------
  Fund Shares(1)                          5.07%  5.41% (since 12-22-97)
  Lipper Average(2)                       4.84%                     N/A
  7-Day Yield (as of December 31,
   1998)(1)                               4.72%                     N/A

1    THE FUND'S RETURNS AND YIELD ARE AFTER DEDUCTION OF EXPENSES.
2 THE LIPPER FUNDS AVERAGE IS BASED UPON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THE U.S. TAXABLE MONEY MARKET FUNDS CATEGORY.

-------------------------------------------------------------------
2  NATIONAL MONEY MARKET FUND                              [LOGO] (800) 225-1852

RISK/RETURN SUMMARY
------------------------------------------------

FEES AND EXPENSES
These tables show the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

----------------------------------------------------------
----------------------------------------------------------
  Maximum sales charge (load) imposed on purchases
   (as a percentage of offering price)                None
  Maximum deferred sales charge (load)
   (as a percentage of the lower of original
   purchase price or sale proceeds)                   None
  Maximum sales charge (load) imposed on
   reinvested dividends and other distributions       None
  Redemption fees                                     None
  Exchange fee                                        None

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

---------------------------------------------------------
---------------------------------------------------------
  Management fees                                   .39%
  + Distribution (12b-1) fees                       .10%
  + Other expenses                                  .13%
  = TOTAL ANNUAL FUND OPERATING EXPENSES            .62%

EXAMPLE
This example will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
    The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-----------------------------------------------------------------
                                1 YR    3 YRS    5 YRS    10 YRS
-----------------------------------------------------------------
  Fund shares                     $63     $199     $346      $774

--------------------------------------------------------------------------------

HOW THE FUND INVESTS
-------------------------------------

INVESTMENT OBJECTIVE AND POLICIES
The Fund's investment objective is CURRENT INCOME to the extent CONSISTENT WITH PRESERVATION OF CAPITAL AND LIQUIDITY. While we make every effort to achieve our objective, we can't guarantee success.
    The Fund invests in high-quality money market instruments to try to provide investors with current income while maintaining a stable net asset value of $1 per share. We manage the Fund to comply with specific rules designed for money market mutual funds. We will purchase obligations such as commercial paper, asset-backed securities, certificates of deposit, time deposits of banks, bankers' acceptances, bank notes, funding agreements and other obligations of both banks and corporations. These obligations must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSROs), such as Moody's Investors Service (rated at least Prime-2), Standard & Poor's Ratings Group (rated at least A-2) and Fitch IBCA (rated at least F2) or, if unrated, of comparable quality. We may also purchase securities of the U.S. Government and its agencies. All securities that we purchase will be denominated in U.S. dollars.
    COMMERCIAL PAPER is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations. An ASSET-BACKED SECURITY is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. CERTIFICATES OF DEPOSIT, TIME DEPOSITS, BANKERS' ACCEPTANCES and BANK NOTES are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised. FUNDING AGREEMENTS are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and provide an adjustable rate of interest.
    DEBT OBLIGATIONS in general, including those listed above and any others that we may purchase, are basically written promises to repay a debt. Among the various types of debt securities we may purchase, the terms of repayment may vary, as may the commitment of other parties to honor the obligations of the issuer of the security. We may purchase securities that include DEMAND FEATURES, which allow us to demand

-------------------------------------------------------------------
4  NATIONAL MONEY MARKET FUND                              [LOGO] (800) 225-1852

HOW THE FUND INVESTS
------------------------------------------------

repayment of a debt obligation before the obligation is due or "matures." This means that we can purchase longer-term securities because of the expectation that we can demand repayment of the obligation at an agreed-upon price within a relatively short period of time. This procedure follows the rules applicable to money market funds. We will not purchase an instrument that allows us to resell a security, known as a "PUT," separately from the security to which it relates.
    The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing the operation of money market funds.
    For more information about this Fund and its investments, see "Investment Risks" and the Statement of Additional Information, "Descriptions of the Funds, their Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Fund. To obtain a copy, see the back cover of this prospectus.
    The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Cash Accumulation Trust can change investment policies that are not fundamental.

OTHER INVESTMENTS
The Fund may also invest in DEBT OBLIGATIONS ISSUED BY THE U.S. TREASURY. Treasury securities have varying interest rates and maturities, but they are all backed by the full faith and credit of the U.S. Government.
    The U.S. Treasury sometimes "strips" Treasury debt obligations into their component parts: the Treasury's obligation to make periodic interest payments and its obligation to repay the amount borrowed. These STRIPPED SECURITIES are sold to investors separately. Stripped securities do not make periodic interest payments. They are usually sold at a discount and then redeemed for their face value on their maturity dates. These securities increase in value when interest rates fall and lose value when interest rates rise. However, the value of stripped securities generally fluctuates more in response to interest rate movements than the value of traditional bonds. The Fund may try to earn money by buying stripped securities at a discount and either selling them after they increase in value or holding them until they mature.

--------------------------------------------------------------------------------

HOW THE FUND INVESTS
------------------------------------------------

    The Fund may also invest in other DEBT OBLIGATIONS ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT and government-related entities. Some of these debt securities are backed by the full faith and credit of the U.S. Government, like obligations of the Government National Mortgage Association (GNMA or "Ginnie Mae"). Debt securities issued by other government entities, like obligations of the Federal National Mortgage Association (FNMA or "Fannie Mae") and the Student Loan Marketing Association (SLMA or "Sallie Mae"), are not backed by the full faith and credit of the U.S. Government. However, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. In contrast, the debt securities of other issuers, like the Farm Credit System, depend entirely upon their own resources to repay their debt.
    The Fund may also use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund.

ADDITIONAL STRATEGIES
The Fund may use REVERSE REPURCHASE AGREEMENTS where we borrow money on a temporary basis by selling a security with an obligation to repurchase it at an agreed-upon price at a stated time.
    The Fund may also purchase money market obligations under a FIRM COMMITMENT AGREEMENT. When the Fund makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the obligations take place at a later time. The Fund does not earn interest income until the date the obligations are delivered.
    The Fund may purchase FLOATING RATE and VARIABLE RATE securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Fund will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Fund.
    The Fund also follows certain policies when it BORROWS MONEY (the Fund can borrow up to 10% of the value of its total assets); LENDS ITS SECURITIES to others; and holds ILLIQUID SECURITIES (the Fund may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions, those without a readily available market and repurchase

-------------------------------------------------------------------
6  NATIONAL MONEY MARKET FUND                              [LOGO] (800) 225-1852

HOW THE FUND INVESTS
------------------------------------------------

agreements with maturities longer than seven days). The Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

INVESTMENT RISKS
As noted, all investments involve risk, and investing in the Fund is no exception.
    The Fund's investments in money market instruments involve both CREDIT RISK--the possibility that the issuer will default, and MARKET RISK--the risk that an instrument will lose value because interest rates change or investors lose confidence in the ability of issuers in general to pay back debt. To limit these risks, we invest only in high-quality securities with short maturities of no more than 13 months.
    Foreign securities and foreign markets involve additional risk. Foreign laws and accounting standards typically are not as strict as they are in the U.S. Foreign fixed-income and currency markets may be less stable than U.S. markets. Changes in the exchange rates of foreign currencies can affect the value of foreign assets. There is a risk that foreign companies and governments, just as is the case in the U.S., will not be prepared to handle issues that will arise when we reach the year 2000 if their computer systems cannot differentiate the year 2000 from the year 1900.

--------------------------------------------------------------------------------

HOW THE FUND INVESTS
------------------------------------------------

    This chart outlines the key risks and potential rewards of the Fund's principal investments. See, too, "Description of the Funds, their Investments and Risks" in the SAI.

INVESTMENT TYPE

--------------------------------------------------------------------------
% OF FUND'S TOTAL ASSETS    RISKS                       POTENTIAL REWARDS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  HIGH-QUALITY MONEY        -- Credit risk--the risk    -- Regular interest
  MARKET OBLIGATIONS            that default of an           income
  OF ALL TYPES                  issuer would leave      -- Generally more secure
                                the Fund with unpaid        than stock since
  UP TO 100%                    interest or                 companies must pay
                                principal                   their debts before
                            -- Market risk--the risk        they pay dividends
                                that bonds and other
                                debt instruments may
                                lose value because
                                interest rates
                                change or there is a
                                lack of confidence
                                in a group of
                                borrowers or an
                                industry
--------------------------------------------------------------------------------
  MONEY MARKET              -- Foreign markets,         -- Investors may realize
  OBLIGATIONS OF                economies and               higher returns based
  FOREIGN ISSUERS               political systems           upon higher interest
  (DOLLAR-DENOMINATED)          may not be as stable        rates paid on
                                as in the U.S.              foreign investments
  UP TO 100%                -- Differences in           -- Opportunities for
                                 foreign laws,              diversification
                                accounting standards
                                and public
                                information
                            -- Year 2000 conversion
                                may be more of a
                                problem for some
                                foreign issuers
--------------------------------------------------------------------------------
  ILLIQUID SECURITIES       -- May be difficult to      -- May offer a more
                                value precisely             attractive yield or
  UP TO 10% OF NET          -- May be difficult to          greater potential
  ASSETS                         sell at the time or        for growth than more
                                price desired               widely traded
                                                            securities
--------------------------------------------------------------------------------

-------------------------------------------------------------------
8  NATIONAL MONEY MARKET FUND                              [LOGO] (800) 225-1852

HOW THE FUND IS MANAGED
-------------------------------------

MANAGER
PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077

    Under a management agreement with the Fund, PIFM manages the Fund's investment operations and administers its business affairs. For the fiscal year ended September 30, 1998, the Fund paid PIFM and PIMCO Advisors L.P., as predecessor manager, management fees of .39% of the Fund's average net assets.
    As of November 30, 1998, PIFM served as the Manager to all 46 of the Prudential Mutual Funds, and as Manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $69 billion.

INVESTMENT ADVISER
The Prudential Investment Corporation, called Prudential Investments, is the Fund's investment adviser. Its address is Prudential Plaza, 751 Broad Street, Newark, NJ 07102. PIFM has responsibility for all investment advisory services, supervises Prudential Investments and reimburses Prudential Investments for its reasonable costs and expenses.

DISTRIBUTOR
Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has a Distribution and Service Plan under Rule 12b-1 of the Investment Company Act. Under the Plan and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's shares and provides certain shareholder support services. The Fund reimburses PIMS for its distribution services. These fees-- known as 12b-1 fees--are shown in the "Fees and Expenses" table.

YEAR 2000 READINESS DISCLOSURE
The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded

--------------------------------------------------------------------------------

HOW THE FUND IS MANAGED
------------------------------------------------

and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. The Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000. The Fund and its Board receive and have received since early 1998 satisfactory quarterly reports from the principal service providers as to their preparations for year 2000 readiness, although there can be no assurance that the service providers (or other securities market participants) will successfully complete the necessary changes in a timely manner or that there will be no adverse impact on the Fund. Moreover, the Fund at this time has not considered retaining alternative service providers or directly undertaken efforts to achieve year 2000 readiness, the latter of which would involve substantial expenses without an assurance of success.
    Additionally, issuers of securities generally as well as those purchased by the Fund may confront year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/or a specific issuer's performance and result in a decline in the value of the securities held by the Fund.

-------------------------------------------------------------------
10  NATIONAL MONEY MARKET FUND                             [LOGO] (800) 225-1852

FUND DISTRIBUTIONS
AND TAX ISSUES
-------------------------------------

Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes DIVIDENDS and CAPITAL GAINS, if any, to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA), or some other qualified tax-deferred plan or account.
    The following briefly discusses some of the important federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS
The Fund distributes DIVIDENDS of any net investment income to shareholders every month. The dividends you receive from the Fund will be taxed as ordinary income, whether or not they are reinvested in the Fund.
    Although the Fund is not likely to realize capital gains because of the types of securities we purchase, any realized net CAPITAL GAINS will be paid to shareholders--typically once a year. Capital gains are generated when the Fund sells its assets for a profit.
    For your convenience, Fund distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Fund. If you ask us to pay the distributions in cash, we will send you a check. Either way, the distributions are subject to taxes, unless your shares are held in a qualified tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 3: Additional Shareholder Services" in the next section.

TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Fund as part of a qualified tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified tax-deferred plan or account.

--------------------------------------------------------------------------------

FUND DISTRIBUTIONS
AND TAX ISSUES
------------------------------------------------

    Fund distributions are generally taxable to you in the year they are received, except when we declare certain dividends in December of a calendar year and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.

WITHHOLDING TAXES
If federal tax law requires you to provide the Fund with your tax identification number and certifications as to your tax status, and you fail to do this, we will withhold and pay to the U.S. Treasury 31% of your distributions and sale proceeds. If you are subject to backup withholding, we will withhold and pay to the U.S. Treasury 31% of your distributions. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

-------------------------------------------------------------------
12  NATIONAL MONEY MARKET FUND                             [LOGO] (800) 225-1852

HOW TO BUY AND
SELL SHARES OF THE FUND
-------------------------------------

HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
Shares of the Fund are available only to clients of Prudential Securities Incorporated that participate in any of the following managed account programs:

     --    Prudential Investments Individually Managed Accounts

     --    Prudential Securities Portfolio Management (PSPM)

     --    Quantum Portfolio Management (Quantum)

     --    Managed Assets Consulting Services (MACS)

     --    Managed Assets Consulting Services--Custom Services (MACS-- CS)

     --    Prudential Securities Investment Supervisory Group

    Eligibility to participate in any of these programs is within the discretion of Prudential Securities. You should contact a Prudential Securities Financial Advisor for more information. We have the right to reject any purchase order or suspend or modify the sale of Fund shares.

AUTOMATIC PURCHASE (AUTOSWEEP). Shares of the Fund can only be purchased through automatic investment procedures (the Autosweep program). The Autosweep program allows you to designate a money market fund as your primary money sweep fund. If you do not designate a primary money sweep fund, the Fund will automatically be your primary money sweep fund. You have the option to change your primary money sweep fund at any time by notifying your Prudential Securities Financial Advisor.
    When your Prudential Securities account has a credit balance (that is, immediately available funds), Prudential Securities will purchase shares of the Fund equal to that amount. This will occur on the business day following the existence of a credit balance. Prudential Securities may use and retain the benefit of credit balances in your account until Fund shares are purchased (that is, until the next business day).
    Credit balances of $1 or more in your account will automatically be invested in shares of the Fund. Where your credit balance results from a sale of securities, the available cash will be invested in the Fund on settlement date. Where your credit balance results from any other transaction (that is, receipt of a dividend or interest payment, maturity of a bond or your own cash payment to your securities account), the available

--------------------------------------------------------------------------------

HOW TO BUY AND
SELL SHARES OF THE FUND
------------------------------------------------
cash will be invested in the Fund on the first business day after it is received by Prudential Securities. All available cash in your account, regardless of its source, will automatically be invested.
    You will begin earning dividends on your shares purchased through Autosweep on the day the order is placed. Prudential Securities will purchase shares of the Fund at 4:30 p.m. New York Time on the business day the order is placed and payment for the shares will be made by 4:30 p.m. New York Time on the next business day.
    Your investment in the Fund will be held in the name of Prudential Securities. Prudential Securities will receive all statements and dividends from the Fund and will, in turn, send you account statements showing your purchases, sales and dividends.

STEP 2: UNDERSTANDING THE PRICE YOU'LL PAY
When you invest in a mutual fund, you buy shares of the Fund. Shares of a money market fund, like the Fund, are priced differently than shares of common stock and other securities.
    The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. In determining NAV, the Fund values its securities using the amortized cost method. The Fund seeks to maintain a NAV of $1.
    We determine the NAV of our shares once each business day at 4:30 p.m. New York Time on days that the New York Stock Exchange is open for trading. We do not determine NAV on days when we have not received any orders to purchase or sell Fund shares, or when changes in the value of the Fund's portfolio do not materially affect the NAV.

STEP 3: ADDITIONAL SHAREHOLDER SERVICES
As a Fund shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the Fund Distributions and Tax Issues section, the Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV. If you want your distributions paid in cash, you can indicate this preference on your

-------------------------------------------------------------------
14  NATIONAL MONEY MARKET FUND                             [LOGO] (800) 225-1852

HOW TO BUY AND
SELL SHARES OF THE FUND
------------------------------------------------

application, or notify your Prudential Securities Financial Advisor at least five business days before the date we determine who receives dividends.

REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us otherwise.

HOW TO SELL YOUR SHARES
You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions.
    When you sell shares of the Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after we receive your order to sell. Prudential Securities must receive your order to sell by 4:30 p.m. New York Time to process the sale on that day.
    Generally, we will pay you for the shares that you sell within seven days after we receive your sell order.

RESTRICTIONS ON SALES
There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. This may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase and Redemption of Fund Shares--Sale of Shares."

REDEMPTION IN KIND
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

--------------------------------------------------------------------------------

HOW TO BUY AND
SELL SHARES OF THE FUND
------------------------------------------------

AUTOMATIC REDEMPTION FOR AUTOSWEEP
Your Fund shares will be automatically redeemed to cover any deficit in your Prudential Securities account. The amount redeemed will be the nearest dollar amount necessary to cover the deficit.
    The amount of the redemption will be the lesser of the total value of Fund shares held in your Prudential Securities account or the deficit in your Prudential Securities account. If you want to pay for a securities transaction in your account other than through this procedure, you must deposit sufficient cash in your securities account BEFORE THE SETTLEMENT DATE. If you want to pay any other deficit in your securities account other than through this procedure, you must deposit sufficient cash in your securities account BEFORE YOU INCUR THE DEFICIT.
    Redemptions are automatically made by Prudential Securities, to the nearest dollar, on each day to satisfy deficits from securities transactions or to honor your redemption requests. Your account will be automatically scanned for deficits each day and, if there is insufficient cash in your account, we will redeem an appropriate number of shares of the Fund at the next determined NAV to satisfy any remaining deficit. You are entitled to any dividend declared on the redeemed shares through the day before the redemption is made. Dividends declared on the redemption date will be retained by Prudential Securities, which has advanced monies to satisfy deficits in your account.

-------------------------------------------------------------------
16  NATIONAL MONEY MARKET FUND                             [LOGO] (800) 225-1852

FINANCIAL HIGHLIGHTS
-------------------------------------

The financial highlights will help you evaluate the Fund's financial performance. The TOTAL RETURN in the chart represents the rate that a shareholder earned on an investment in the Fund, assuming reinvestment of all dividends and other distributions. The information is for shares of the Fund for the periods indicated.
    Review this chart with the financial statements and report of independent accountants which appear in the annual report and the SAI and are available upon request. Additional performance information is contained in the annual report, which you can receive at no charge.
    The financial highlights for the two years ended September 30, 1998 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the three years ended September 30, 1996 were audited by other independent auditors. Their reports were unqualified.

NATIONAL MONEY MARKET FUND (FISCAL YEAR ENDED 9-30-98)

--------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE       1998      1997      1996      1995      1994
------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF YEAR    $1.00     $1.00     $1.00     $1.00     $1.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income and net
  realized gains                         .05       .05       .05       .05       .03
 Dividends and distributions to
  shareholders                          (.05)     (.05)     (.05)     (.05)     (.03)
 Net asset value, end of year          $1.00     $1.00     $1.00     $1.00     $1.00
 TOTAL RETURN(1)                        5.2%      5.0%      5.0%      5.2%      3.2%
------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA               1998      1997      1996      1995      1994
------------------------------------------------------------------------------------
 NET ASSETS, END OF YEAR (000)       $507,288  $702,003  $652,327  $685,228  $823,343
 RATIOS TO AVERAGE NET ASSETS:
 Net investment income                 5.05%     4.89%     4.86%     5.15%     3.20%
 Expenses                               .62%      .65%      .69%      .69%      .61%

1 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH YEAR REPORTED.

--------------------------------------------------------------------------------

THE PRUDENTIAL MUTUAL FUND FAMILY
-------------------------------------

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
PRUDENTIAL DISTRESSED SECURITIES FUND, INC.
PRUDENTIAL EMERGING GROWTH FUND, INC.
PRUDENTIAL EQUITY FUND, INC.
PRUDENTIAL EQUITY INCOME FUND
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL SMALL-CAP INDEX FUND
  PRUDENTIAL STOCK INDEX FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL JENNISON GROWTH FUND
  PRUDENTIAL JENNISON GROWTH & INCOME FUND
PRUDENTIAL MID-CAP VALUE FUND
PRUDENTIAL REAL ESTATE SECURITIES FUND
PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
PRUDENTIAL SMALL COMPANY VALUE FUND, INC.
PRUDENTIAL 20/20 FOCUS FUND
PRUDENTIAL UTILITY FUND, INC.
NICHOLAS-APPLEGATE FUND, INC.
  NICHOLAS-APPLEGATE GROWTH EQUITY FUND

ASSET ALLOCATION/BALANCED FUNDS
PRUDENTIAL BALANCED FUND
PRUDENTIAL DIVERSIFIED FUNDS
  CONSERVATIVE GROWTH FUND
  MODERATE GROWTH FUND
  HIGH GROWTH FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL ACTIVE BALANCED FUND

GLOBAL FUNDS
GLOBAL STOCK FUNDS
PRUDENTIAL DEVELOPING MARKETS FUND
  PRUDENTIAL DEVELOPING MARKETS EQUITY FUND
  PRUDENTIAL LATIN AMERICA EQUITY FUND
PRUDENTIAL EUROPE GROWTH FUND, INC.
PRUDENTIAL GLOBAL GENESIS FUND, INC.
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL EUROPE INDEX FUND
  PRUDENTIAL PACIFIC INDEX FUND
PRUDENTIAL NATURAL RESOURCES
  FUND, INC.
PRUDENTIAL PACIFIC GROWTH FUND, INC.
PRUDENTIAL WORLD FUND, INC.
  GLOBAL SERIES
  INTERNATIONAL STOCK SERIES
GLOBAL UTILITY FUND, INC.

GLOBAL BOND FUNDS
PRUDENTIAL GLOBAL LIMITED MATURITY
  FUND, INC.
  LIMITED MATURITY PORTFOLIO
PRUDENTIAL INTERMEDIATE GLOBAL
  INCOME FUND, INC.
PRUDENTIAL INTERNATIONAL BOND
  FUND, INC.
THE GLOBAL TOTAL RETURN FUND, INC.

-------------------------------------------------------------------
18  NATIONAL MONEY MARKET FUND                             [LOGO] (800) 225-1852

-------------------------------------

BOND FUNDS
TAXABLE BOND FUNDS
PRUDENTIAL DIVERSIFIED BOND FUND, INC.
PRUDENTIAL GOVERNMENT INCOME FUND, INC.
PRUDENTIAL GOVERNMENT SECURITIES TRUST
  SHORT-INTERMEDIATE TERM SERIES
PRUDENTIAL HIGH YIELD FUND, INC.
PRUDENTIAL HIGH YIELD TOTAL RETURN FUND, INC.
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL BOND MARKET INDEX FUND
PRUDENTIAL STRUCTURED MATURITY
  FUND, INC.
  INCOME PORTFOLIO

TAX-EXEMPT BOND FUNDS
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA SERIES
  CALIFORNIA INCOME SERIES
PRUDENTIAL MUNICIPAL BOND FUND
  HIGH INCOME SERIES
  INSURED SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  FLORIDA SERIES
  MASSACHUSETTS SERIES
  NEW JERSEY SERIES
  NEW YORK SERIES
  NORTH CAROLINA SERIES
  OHIO SERIES
  PENNSYLVANIA SERIES
PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.

MONEY MARKET FUNDS
TAXABLE MONEY MARKET FUNDS
CASH ACCUMULATION TRUST
  LIQUID ASSETS FUND
  NATIONAL MONEY MARKET FUND
PRUDENTIAL GOVERNMENT SECURITIES TRUST
  MONEY MARKET SERIES
  U.S. TREASURY MONEY MARKET SERIES
PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
  MONEY MARKET SERIES
PRUDENTIAL MONEYMART ASSETS, INC.

TAX-FREE MONEY MARKET FUNDS
PRUDENTIAL TAX-FREE MONEY FUND, INC.
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA MONEY MARKET SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  CONNECTICUT MONEY MARKET SERIES
  MASSACHUSETTS MONEY MARKET SERIES
  NEW JERSEY MONEY MARKET SERIES
  NEW YORK MONEY MARKET SERIES

COMMAND FUNDS
COMMAND MONEY FUND
COMMAND GOVERNMENT FUND
COMMAND TAX-FREE FUND

INSTITUTIONAL MONEY MARKET FUNDS
PRUDENTIAL INSTITUTIONAL LIQUIDITY PORTFOLIO, INC.
  INSTITUTIONAL MONEY MARKET SERIES

--------------------------------------------------------------------------------

                 [This page has been left blank intentionally.]

-------------------------------------------------------------------
20  NATIONAL MONEY MARKET FUND                             [LOGO] (800) 225-1852

                 [This page has been left blank intentionally.]

--------------------------------------------------------------------------------

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 15005
NEW BRUNSWICK, NJ 08906-5005
(800) 225-1852
(732) 417-7555
  (if calling from outside the U.S.)

--------------------------------
Outside Brokers Should Contact:
PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC
P.O. BOX 15035
NEW BRUNSWICK, NJ 08906-5035
(800) 778-8769

------------------------------------
Visit Prudential's Web Site At:
http://www.prudential.com

--------------------------------
Additional information about the Fund can be obtained without charge and can be found in the following documents:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
 (incorporated by reference into this prospectus)

ANNUAL REPORT

SEMI-ANNUAL REPORT

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-6009
  (The SEC charges a fee to copy documents.)

In Person:
Public Reference Room in
Washington, DC
  (For hours of operation, call 1(800) SEC-0330)

Via the Internet:
http://www.sec.gov

--------------------------------
CUSIP Number:
147541106

Investment Company Act File No:

811-4060

MF178A                                   [LOGO] Printed on Recycled Paper

FUND TYPE:
-------------------------------------
Money market

INVESTMENT OBJECTIVE:
-------------------------------------
Current income to the extent
consistent with preservation of
capital and liquidity

                    [ICON]
CASH
ACCUMULATION
TRUST

---------------------------------------------------------------
LIQUID ASSETS FUND
PROSPECTUS: JANUARY 20, 1999

As with all mutual funds, the Securities and
Exchange Commission has not approved
the Fund's shares, nor has
the SEC determined that this
prospectus is complete or
accurate. It is a criminal offense
to state otherwise.                                            [LOGO] PRUDENTIAL
                                                                     INVESTMENTS

TABLE OF CONTENTS
-------------------------------------

1          RISK/RETURN SUMMARY
1          Investment Objective and Principal Strategies
1          Principal Risks
2          Evaluating Performance
3          Fees and Expenses

4          HOW THE FUND INVESTS
4          Investment Objective and Policies
5          Other Investments
6          Additional Strategies
7          Investment Risks

9          HOW THE FUND IS MANAGED
9          Manager
9          Investment Adviser
9          Distributor
9          Year 2000 Readiness Disclosure

11         FUND DISTRIBUTIONS AND TAX ISSUES
11         Distributions
11         Tax Issues

13         HOW TO BUY AND SELL SHARES OF THE FUND
13         How to Buy Shares
15         How to Sell Your Shares

17         FINANCIAL HIGHLIGHTS

18         THE PRUDENTIAL MUTUAL FUND FAMILY

           FOR MORE INFORMATION (Back Cover)

-------------------------------------------------------------------
LIQUID ASSETS FUND                            [LOGO] (800) 225-1852

RISK/RETURN SUMMARY
-------------------------------------

This section highlights key information about the LIQUID ASSETS FUND, which we refer to as "the Fund." Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
Our investment objective is CURRENT INCOME to the extent CONSISTENT WITH PRESERVATION OF CAPITAL AND LIQUIDITY. To achieve this objective we invest primarily in commercial paper, asset-backed securities, obligations of financial institutions and other high-quality money market instruments that mature in 13 months or less. While we make every effort to achieve our objective and maintain a net asset value of $1 per share, we can't guarantee success. To date, the Fund's net asset value has never deviated from $1 per share.

PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. The money market securities in which the Fund invests are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due, as well as the risk that either the securities could lose value because of interest rate changes or that investors could lose confidence in the ability of issuers in general to pay back debt. The Fund's investments in foreign securities involve certain additional risks. For example, foreign banks and companies generally are not subject to regulatory requirements comparable to those applicable to U.S. banks and companies. In addition, political developments and changes in currency rates may adversely affect the value of the Fund's foreign securities. In all cases, however, we invest only in U.S. dollar-denominated securities. Although investments in mutual funds involve risk, investing in money market portfolios like the Fund are generally less risky than investments in other types of funds. This is because the Fund may only invest in high-quality securities that mature in 13 months or less. Also, the Fund limits the average maturity of the portfolio to 90 days or less. To satisfy the average maturity and maximum maturity requirements, securities with demand

-------------------------------------------------------------------
MONEY MARKET FUNDS
Money market funds--which hold high-quality short-term debt obligations-- provide investors with a lower risk, highly liquid investment option. These funds attempt to maintain a net asset value of $1 per share, although there can be no guarantee that they will always be able to do so.
-------------------------------------------------------------------

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------

features are treated as maturing on the date that the Fund can demand repayment of the security.
    An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

EVALUATING PERFORMANCE
    A number of factors--including risk--affect how the Fund performs. The following bar chart and table show the Fund's performance over the last year. They demonstrate the risk of investing in the Fund and how returns can change. Past performance does not mean that the Fund will achieve similar results in the future. For current yield information, you can call us at (800) 225-1852.

ANNUAL RETURNS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1998                                                5.52%
BEST QUARTER: 1.41% (4th quarter of 1998)
WORST QUARTER: 1.24% (1st quarter of 1998)

AVERAGE ANNUAL RETURNS (AS OF 12-31-98)

--------------------------------------------------------------
                                 1 YR      SINCE INCEPTION
--------------------------------------------------------------
  Fund Shares(1)                 5.52%   5.56% (since 12-22-97)
  Lipper Average(2)              4.84%                     N/A
  7-Day Yield (as of December
   31, 1998)(1)                  5.18%                     N/A

1.   THE FUND'S RETURNS AND YIELD ARE AFTER DEDUCTION OF EXPENSES.
2. THE LIPPER FUNDS AVERAGE IS BASED UPON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THE U.S. TAXABLE MONEY MARKET FUNDS CATEGORY.

-------------------------------------------------------------------
2  LIQUID ASSETS FUND                                      [LOGO] (800) 225-1852

RISK/RETURN SUMMARY
------------------------------------------------

FEES AND EXPENSES
These tables show the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

-----------------------------------------------
-----------------------------------------------
  Maximum sales charge (load)
   imposed on purchases (as a
   percentage of offering price)           None
  Maximum deferred sales charge
   (load) (as a percentage of the
   lower of original purchase price
   or sale proceeds)                       None
  Maximum sales charge (load)
   imposed on reinvested dividends
   and other distributions                 None
  Redemption fees                          None
  Exchange fee                             None

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

----------------------------------------------------------
----------------------------------------------------------
  Management fees                                   .07%(1)
  + Distribution and service (12b-1) fees             None
  + Other expenses                                    .14%
  = Total annual Fund operating expenses            .21%(1)

1 THE FEES PAID BY THE FUND TO THE MANAGER AND THE FUND'S OTHER AFFILIATED SERVICE PROVIDERS ARE LIMITED TO REIMBURSEMENT FOR DIRECT COSTS, EXCLUDING ANY PROFIT OR OVERHEAD, PURSUANT TO AGREEMENTS WITH THE FUND. MANAGEMENT FEES AND TOTAL ANNUAL FUND OPERATING EXPENSES REFLECT THESE FEES FOR THE FUND'S FISCAL YEAR ENDED SEPTEMBER 30, 1998.

EXAMPLE
This example will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
    The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-----------------------------------------------------------------
                                1 YR    3 YRS    5 YRS    10 YRS
-----------------------------------------------------------------
  Fund shares                     $22      $68     $118      $268

--------------------------------------------------------------------------------

HOW THE FUND INVESTS
-------------------------------------

INVESTMENT OBJECTIVE AND POLICIES
The Fund's investment objective is CURRENT INCOME to the extent CONSISTENT WITH PRESERVATION OF CAPITAL AND LIQUIDITY. While we make every effort to achieve our objective, we can't guarantee success.
    The Fund invests in high-quality money market instruments to try to provide investors with current income while maintaining a stable net asset value of $1 per share. We manage the Fund to comply with specific rules designed for money market mutual funds. We will purchase obligations such as commercial paper, asset-backed securities, certificates of deposit, time deposits of banks, bankers' acceptances, bank notes, funding agreements and other obligations of both banks and corporations. These obligations must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSROs), such as Moody's Investors Service (rated at least Prime-2), Standard & Poor's Ratings Group (rated at least A-2) and Fitch IBCA (rated at least F2) or, if unrated, of comparable quality. We may also purchase securities of the U.S. Government and its agencies. All securities that we purchase will be denominated in U.S. dollars.
    COMMERCIAL PAPER is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations. An ASSET-BACKED SECURITY is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. CERTIFICATES OF DEPOSIT, TIME DEPOSITS, BANKERS' ACCEPTANCES and BANK NOTES are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised. FUNDING AGREEMENTS are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and provide an adjustable rate of interest.
    DEBT OBLIGATIONS in general, including those listed above and any others that we may purchase, are basically written promises to repay a debt. Among the various types of debt securities we may purchase, the terms of repayment may vary, as may the commitment of other parties to honor the obligations of the issuer of the security. We may purchase securities that include DEMAND FEATURES, which allow us to demand

-------------------------------------------------------------------
4  LIQUID ASSETS FUND                                      [LOGO] (800) 225-1852

HOW THE FUND INVESTS
------------------------------------------------

repayment of a debt obligation before the obligation is due or "matures." This means that we can purchase longer-term securities because of the expectation that we can demand repayment of the obligation at an agreed-upon price within a relatively short period of time. This procedure follows the rules applicable to money market funds.
    The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing the operation of money market funds.
    Any of the money market instruments that the Fund may purchase may be accompanied with the right to resell the instrument prior to the instrument's maturity. In addition, we may separately purchase rights to resell these instruments. These rights are referred to as "PUTS." The purchase of instruments with puts allows the Fund to sell the security when the investment adviser believes it is appropriate to do so to honor redemption requests or to buy more attractive securities.
    For more information about this Fund and its investments, see "Investment Risks" and the Statement of Additional Information, "Description of the Funds, their Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Fund. To obtain a copy, see the back cover of this prospectus.
    The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Cash Accumulation Trust can change investment policies that are not fundamental.

OTHER INVESTMENTS
The Fund may also invest in DEBT OBLIGATIONS ISSUED BY THE U.S. TREASURY. Treasury securities have varying interest rates and maturities, but they are all backed by the full faith and credit of the U.S. Government.
    The U.S. Treasury sometimes "strips" Treasury debt obligations into their component parts: the Treasury's obligation to make periodic interest payments and its obligation to repay the amount borrowed. These STRIPPED SECURITIES are sold to investors separately. Stripped securities do not make periodic interest payments. They are usually sold at a discount and then redeemed for their face value on their maturity dates. These securities increase in value when interest rates fall and lose value when interest rates

--------------------------------------------------------------------------------

HOW THE FUND INVESTS
------------------------------------------------

rise. However, the value of stripped securities generally fluctuates more in response to interest rate movements than the value of traditional bonds. The Fund may try to earn money by buying stripped securities at a discount and either selling them after they increase in value or holding them until they mature.
    The Fund may also invest in other DEBT OBLIGATIONS ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT and government-related entities. Some of these debt securities are backed by the full faith and credit of the U.S. Government, like obligations of the Government National Mortgage Association (GNMA or "Ginnie Mae"). Debt securities issued by other government entities, like obligations of the Federal National Mortgage Association (FNMA or "Fannie Mae") and the Student Loan Marketing Association (SLMA or "Sallie Mae"), are not backed by the full faith and credit of the U.S. Government. However, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. In contrast, the debt securities of other issuers, like the Farm Credit System, depend entirely upon their own resources to repay their debt.
    The Fund may also use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund.

ADDITIONAL STRATEGIES
The Fund may use REVERSE REPURCHASE AGREEMENTS where we borrow money on a temporary basis by selling a security with an obligation to repurchase it at an agreed-upon price at a stated time.
    The Fund may also purchase money market obligations on a "WHEN-ISSUED" or "DELAYED-DELIVERY" basis. When the Fund makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the obligations take place at a later time. The Fund does not earn interest income until the date the obligations are delivered.
    The Fund may purchase FLOATING RATE and VARIABLE RATE securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Fund will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments

-------------------------------------------------------------------
6  LIQUID ASSETS FUND                                      [LOGO] (800) 225-1852

HOW THE FUND INVESTS
------------------------------------------------

to the Fund.
    The Fund also follows certain policies when it BORROWS MONEY (the Fund can borrow up to 33 1/3% of the value of its total assets); LENDS ITS SECURITIES to others (the Fund may lend up to 33 1/3% of the value of its total assets, including collateral received in the transaction); and holds ILLIQUID SECURITIES (the Fund may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

INVESTMENT RISKS
As noted, all investments involve risk, and investing in the Fund is no exception.
    The Fund's investments in money market instruments involve both CREDIT RISK--the possibility that the issuer will default, and MARKET RISK--the risk that an instrument will lose value because interest rates change or investors lose confidence in the ability of issuers in general to pay back debt. To limit these risks, we invest only in high-quality securities with short maturities of no more than 13 months.
    Foreign securities and foreign markets involve additional risk. Foreign laws and accounting standards typically are not as strict as they are in the U.S. Foreign fixed-income and currency markets may be less stable than U.S. markets. Changes in the exchange rates of foreign currencies can affect the value of foreign assets. There is a risk that foreign companies and governments, just as is the case in the U.S., will not be prepared to handle issues that will arise when we reach the year 2000 if their computer systems cannot differentiate the year 2000 from the year 1900.

--------------------------------------------------------------------------------

HOW THE FUND INVESTS
------------------------------------------------

    This chart outlines the key risks and potential rewards of the Fund's principal investments. See, too, "Description of the Funds, their Investments and Risks" in the SAI.
INVESTMENT TYPE

--------------------------------------------------------------------------
% OF FUND'S TOTAL ASSETS    RISKS                                  POTENTIAL REWARDS
-----------------------------------------------------------------------------------
------------------------------------------------------------------------------------
  HIGH-QUALITY MONEY        -- Credit risk--the risk that          -- Regular interest income
  MARKET OBLIGATIONS            default of an issuer would         -- Generally more secure than stock
  OF ALL TYPES                  leave the Fund with unpaid             since companies must pay their
                                interest or principal                  debts before they pay dividends
  UP TO 100%                -- Market risk--the risk that bonds
                                and other debt instruments may
                                lose value because interest
                                rates change or there is a lack
                                of confidence in a group of
                                borrowers or an industry
------------------------------------------------------------------------------------
  MONEY MARKET              -- Foreign markets, economies and      -- Investors may realize higher
  OBLIGATIONS OF                political systems may not be as        returns based upon higher
  FOREIGN ISSUERS               stable as in the U.S.                  interest rates paid on foreign
  (DOLLAR-DENOMINATED)      -- Differences in foreign laws,            investments
                                accounting standards and public    -- Opportunities for
  UP TO 100%                    information                            diversification
                            -- Year 2000 conversion may be more
                                of a problem for some foreign
                                issuers
------------------------------------------------------------------------------------
  ILLIQUID SECURITIES       -- May be difficult to value           -- May offer a more attractive
                                precisely                              yield or greater potential for
  UP TO 10% OF NET          -- May be difficult to sell at the         growth than more widely traded
  ASSETS                        time or price desired                  securities
------------------------------------------------------------------------------------

-------------------------------------------------------------------
8  LIQUID ASSETS FUND                                      [LOGO] (800) 225-1852

HOW THE FUND IS MANAGED
-------------------------------------

MANAGER
PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077

    Under a management agreement with the Fund, PIFM manages the Fund's investment operations and administers its business affairs. For the fiscal period ended September 30, 1998, the Fund paid PIFM management fees of .07% of the Fund's average net assets.
    As of November 30, 1998, PIFM served as the Manager to all 46 of the Prudential Mutual Funds, and as Manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $69 billion.

INVESTMENT ADVISER
The Prudential Investment Corporation, called Prudential Investments, is the Fund's investment adviser. Its address is Prudential Plaza, 751 Broad Street, Newark, NJ 07102. PIFM has responsibility for all investment advisory services, supervises Prudential Investments and reimburses Prudential Investments for its costs and expenses, exclusive of profit or overhead.

DISTRIBUTOR
Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. PIMS does not receive any compensation from the Fund for distributing its shares.

YEAR 2000 READINESS DISCLOSURE
The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. The Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000.

--------------------------------------------------------------------------------

HOW THE FUND IS MANAGED
------------------------------------------------

The Fund and its Board receive and have received since early 1998 satisfactory quarterly reports from the principal service providers as to their preparations for year 2000 readiness, although there can be no assurance that the service providers (or other securities market participants) will successfully complete the necessary changes in a timely manner or that there will be no adverse impact on the Fund. Moreover, the Fund at this time has not considered retaining alternative service providers or directly undertaken efforts to achieve year 2000 readiness, the latter of which would involve substantial expenses without an assurance of success.
    Additionally, issuers of securities generally as well as those purchased by the Fund may confront year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/ or a specific issuer's performance and result in a decline in the value of the securities held by the Fund.

-------------------------------------------------------------------
10  LIQUID ASSETS FUND                                     [LOGO] (800) 225-1852

FUND DISTRIBUTIONS
AND TAX ISSUES
-------------------------------------

Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes DIVIDENDS and CAPITAL GAINS, if any, to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA), or some other qualified tax-deferred plan or account.
    The following briefly discusses some of the important federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS
The Fund distributes DIVIDENDS of any net investment income to shareholders every month. The dividends you receive from the Fund will be taxed as ordinary income, whether or not they are reinvested in the Fund.
    Although the Fund is not likely to realize capital gains because of the types of securities we purchase, any realized net CAPITAL GAINS will be paid to shareholders--typically once a year. Capital gains are generated when the Fund sells its assets for a profit.
    For your convenience, Fund distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Fund. If you ask us to pay the distributions in cash, we will send you a check. Either way, the distributions are subject to taxes, again unless your shares are held in a qualified tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 3: Additional Shareholder Services" in the next section.

TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Fund as part of a qualified tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified tax-deferred plan or account.
    Fund distributions are generally taxable in the year they are received, except when we declare certain dividends in December of a calendar year and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.

--------------------------------------------------------------------------------

FUND DISTRIBUTIONS
AND TAX ISSUES
------------------------------------------------

WITHHOLDING TAXES
If federal tax law requires you to provide the Fund with your tax identification number and certifications as to your tax status, and you fail to do this, we will withhold and pay to the U.S. Treasury 31% of your distributions and sale proceeds. If you are subject to backup withholding, we will withhold and pay to the U.S. Treasury 31% of your distributions. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

-------------------------------------------------------------------
12  LIQUID ASSETS FUND                                     [LOGO] (800) 225-1852

HOW TO BUY AND
SELL SHARES OF THE FUND
-------------------------------------

HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
Shares of the Fund are available to investment advisory clients of Prudential Securities Incorporated that participate in any of the following managed account programs:

     --    Prudential Investments Individually Managed Accounts

     --    Prudential Securities Portfolio Management (PSPM)

     --    Quantum Portfolio Management (Quantum)

     --    Managed Assets Consulting Services (MACS)

     --    Managed Assets Consulting Services - Custom Services (MACS-CS)

     --    Prudential Securities Investment Supervisory Group

    To participate in any of these programs, you must be an Eligible Benefit Plan. Eligible Benefit Plans are:

     -- employee benefit plans as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 (ERISA) other than government plans as defined in Section 3(32) of ERISA and church plans as defined in Section 3(33) of ERISA;

     -- pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code);

     -- deferred compensation and annuity plans under Section 457 or 403(b)(7) of the Internal Revenue Code; and

     -- Individual Retirement Accounts (IRAs) as defined in Section 408(a) of the Internal Revenue Code.

    Eligibility to participate in any of these programs is within the discretion of Prudential Securities. You should contact a Prudential Securities Financial Advisor for more information. We have the right to reject any purchase order or suspend or modify the sale of Fund shares.

AUTOMATIC PURCHASE (AUTOSWEEP). Shares of the Fund can only be purchased through automatic investment procedures (the Autosweep program). The Autosweep program allows you to designate a money market fund as your primary money sweep fund. If you do not designate a

--------------------------------------------------------------------------------

HOW TO BUY AND
SELL SHARES OF THE FUND
------------------------------------------------

primary money sweep fund, the Fund will automatically be your primary money sweep fund. You have the option to change your primary money sweep fund at any time by notifying your Prudential Securities Financial Advisor.
    When your Prudential Securities account has a credit balance (that is, immediately available funds), Prudential Securities will purchase shares of the Fund equal to that amount. This will occur on the business day following the existence of a credit balance. Prudential Securities may use and retain the benefit of credit balances in your account until Fund shares are purchased (that is, until the next business day).
    Credit balances of $1 or more in your account will automatically be invested in shares of the Fund. Where your credit balance results from a sale of securities, the available cash will be invested in the Fund on settlement date. Where your credit balance results from any other transaction (that is, receipt of a dividend or interest payment, maturity of a bond or your own cash payment to your securities account), the available cash will be invested in the Fund on the first business day after it is received by Prudential Securities. All available cash in your account, regardless of its source, will automatically be invested.
    You will begin earning dividends on your shares purchased through Autosweep on the day the order is placed. Prudential Securities will purchase shares of the Fund at 4:30 p.m. New York Time on the business day the order is placed and payment for the shares will be made by 4:30 p.m. New York Time on the next business day.
    Your investment in the Fund will be held in the name of Prudential Securities. Prudential Securities will receive all statements and dividends from the Fund and will, in turn, send you account statements showing your purchases, sales and dividends.

STEP 2: UNDERSTANDING THE PRICE YOU'LL PAY
When you invest in a mutual fund, you buy shares of the Fund. Shares of a money market fund, like the Fund, are priced differently than shares of common stock and other securities.
    The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. In determining NAV, the Fund values its securities using the amortized cost

-------------------------------------------------------------------
14  LIQUID ASSETS FUND                                     [LOGO] (800) 225-1852

HOW TO BUY AND
SELL SHARES OF THE FUND
------------------------------------------------
method. The Fund seeks to maintain a NAV of $1.
    We determine the NAV of our shares once each business day at 4:30 p.m. New York Time on days that the New York Stock Exchange is open for trading. We do not determine NAV on days when we have not received any orders to purchase or sell Fund shares, or when changes in the value of the Fund's portfolio do not materially affect the NAV.

STEP 3: ADDITIONAL SHAREHOLDER SERVICES
As a Fund shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the Fund Distributions and Tax Issues section, the Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV. If you want your distributions paid in cash, you can indicate this preference on your application, or notify your Prudential Securities Financial Advisor at least five business days before the date we determine who receives dividends.

REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us otherwise.

HOW TO SELL YOUR SHARES
You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions.
    When you sell shares of the Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after we receive your order to sell. Prudential Securities must receive your order to sell by 4:30 p.m. New York Time to process the sale on that day.
    Generally, we will pay you for the shares that you sell within seven days after we receive your sell order.

--------------------------------------------------------------------------------

HOW TO BUY AND
SELL SHARES OF THE FUND
------------------------------------------------

RESTRICTIONS ON SALES
There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. This may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase and Redemption of Fund Shares--Sale of Shares."

REDEMPTION IN KIND
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

AUTOMATIC REDEMPTION FOR AUTOSWEEP
Your Fund shares will be automatically redeemed to cover any deficit in your Prudential Securities account. The amount redeemed will be the nearest dollar amount necessary to cover the deficit.
    The amount of the redemption will be the lesser of the total value of Fund shares held in your Prudential Securities account or the deficit in your Prudential Securities account. If you want to pay for a securities transaction in your account other than through this procedure, you must deposit sufficient cash in your securities account BEFORE THE SETTLEMENT DATE. If you want to pay any other deficit in your securities account other than through this procedure, you must deposit sufficient cash in your securities account BEFORE YOU INCUR THE DEFICIT.
    Redemptions are automatically made by Prudential Securities, to the nearest dollar, on each day to satisfy deficits from securities transactions or to honor your redemption requests. Your account will be automatically scanned for deficits each day and, if there is insufficient cash in your account, we will redeem an appropriate number of shares of the Fund at the next determined NAV to satisfy any remaining deficit. You are entitled to any dividend declared on the redeemed shares through the day before the redemption is made. Dividends declared on the redemption date will be retained by Prudential Securities, which has advanced monies to satisfy deficits in your account.

-------------------------------------------------------------------
16  LIQUID ASSETS FUND                                     [LOGO] (800) 225-1852

FINANCIAL HIGHLIGHTS
-------------------------------------

The financial highlights will help you evaluate the Fund's financial performance. The TOTAL RETURN in the chart represents the rate that a shareholder earned on an investment in the Fund, assuming reinvestment of all dividends and other distributions. The information is for shares of the Fund for the periods indicated.
    Review this chart with the financial statements and report of independent accountants which appear in the annual report and the SAI and are available upon request. Additional performance information is contained in the annual report, which you can receive at no charge.
    The financial highlights for the period ended September 30, 1998 were audited by PricewaterhouseCoopers LLP, independent accountants. Their report was unqualified.

LIQUID ASSETS FUND (FISCAL PERIOD ENDED 9-30-98)

-----------------------------------------------
PER SHARE OPERATING PERFORMANCE         1998
-----------------------------------------------
 NET ASSET VALUE, BEGINNING OF
  PERIOD (12-22-97)                       $1.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income and net
  realized gains                            .04
 Dividends and distributions to
  shareholders                             (.04)
 Net asset value, end of year             $1.00
 TOTAL RETURN(1)                          4.52%
-----------------------------------------------
 RATIOS/SUPPLEMENTAL DATA                  1998
-----------------------------------------------
 NET ASSETS, END OF PERIOD (000)       $441,944
 RATIOS TO AVERAGE NET ASSETS:
 Net investment income                  5.53%(2)
 Expenses                                .21%(2)

1. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED. TOTAL RETURN FOR PERIODS OF LESS THAN A FULL YEAR ARE NOT ANNUALIZED.
2.   ANNUALIZED

--------------------------------------------------------------------------------

THE PRUDENTIAL MUTUAL FUND FAMILY
-------------------------------------

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
PRUDENTIAL DISTRESSED SECURITIES
  FUND, INC.
PRUDENTIAL EMERGING GROWTH FUND, INC.
PRUDENTIAL EQUITY FUND, INC.
PRUDENTIAL EQUITY INCOME FUND
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL SMALL-CAP INDEX FUND
  PRUDENTIAL STOCK INDEX FUND
THE PRUDENTIAL INVESTMENT
  PORTFOLIOS, INC.
  PRUDENTIAL JENNISON GROWTH FUND
  PRUDENTIAL JENNISON GROWTH
     & INCOME FUND
PRUDENTIAL MID-CAP VALUE FUND
PRUDENTIAL REAL ESTATE SECURITIES FUND
PRUDENTIAL SMALL-CAP QUANTUM
  FUND, INC.
PRUDENTIAL SMALL COMPANY VALUE
  FUND, INC.
PRUDENTIAL 20/20 FOCUS FUND
PRUDENTIAL UTILITY FUND, INC.
NICHOLAS-APPLEGATE FUND, INC.
  NICHOLAS-APPLEGATE GROWTH
     EQUITY FUND

ASSET ALLOCATION/BALANCED FUNDS
PRUDENTIAL BALANCED FUND
PRUDENTIAL DIVERSIFIED FUNDS
  CONSERVATIVE GROWTH FUND
  MODERATE GROWTH FUND
  HIGH GROWTH FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL ACTIVE BALANCED FUND

GLOBAL FUNDS
GLOBAL STOCK FUNDS
PRUDENTIAL DEVELOPING MARKETS FUND
  PRUDENTIAL DEVELOPING MARKETS
     EQUITY FUND
  PRUDENTIAL LATIN AMERICA EQUITY FUND
PRUDENTIAL EUROPE GROWTH FUND, INC.
PRUDENTIAL GLOBAL GENESIS FUND, INC.
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL EUROPE INDEX FUND
  PRUDENTIAL PACIFIC INDEX FUND
PRUDENTIAL NATURAL RESOURCES
  FUND, INC.
PRUDENTIAL PACIFIC GROWTH FUND, INC.
PRUDENTIAL WORLD FUND, INC.
  GLOBAL SERIES
  INTERNATIONAL STOCK SERIES
GLOBAL UTILITY FUND, INC.

GLOBAL BOND FUNDS
PRUDENTIAL GLOBAL LIMITED MATURITY FUND, INC.
  LIMITED MATURITY PORTFOLIO
PRUDENTIAL INTERMEDIATE GLOBAL INCOME FUND, INC.
PRUDENTIAL INTERNATIONAL BOND
  FUND, INC.
THE GLOBAL TOTAL RETURN FUND, INC.

-------------------------------------------------------------------
18  LIQUID ASSETS FUND                                     [LOGO] (800) 225-1852

-------------------------------------

BOND FUNDS
TAXABLE BOND FUNDS
PRUDENTIAL DIVERSIFIED BOND FUND, INC.
PRUDENTIAL GOVERNMENT INCOME
  FUND, INC.
PRUDENTIAL GOVERNMENT SECURITIES TRUST
  SHORT-INTERMEDIATE TERM SERIES
PRUDENTIAL HIGH YIELD FUND, INC.
PRUDENTIAL HIGH YIELD TOTAL RETURN FUND, INC.
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL BOND MARKET INDEX FUND
PRUDENTIAL STRUCTURED MATURITY
  FUND, INC.
  INCOME PORTFOLIO

TAX-EXEMPT BOND FUNDS
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA SERIES
  CALIFORNIA INCOME SERIES
PRUDENTIAL MUNICIPAL BOND FUND
  HIGH INCOME SERIES
  INSURED SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  FLORIDA SERIES
  MASSACHUSETTS SERIES
  NEW JERSEY SERIES
  NEW YORK SERIES
  NORTH CAROLINA SERIES
  OHIO SERIES
  PENNSYLVANIA SERIES
PRUDENTIAL NATIONAL MUNICIPALS
  FUND, INC.

MONEY MARKET FUNDS
TAXABLE MONEY MARKET FUNDS
CASH ACCUMULATION TRUST
  LIQUID ASSETS FUND
  NATIONAL MONEY MARKET FUND
PRUDENTIAL GOVERNMENT SECURITIES TRUST
  MONEY MARKET SERIES
  U.S. TREASURY MONEY MARKET SERIES
PRUDENTIAL SPECIAL MONEY MARKET
  FUND, INC.
  MONEY MARKET SERIES
PRUDENTIAL MONEYMART ASSETS, INC.

TAX-FREE MONEY MARKET FUNDS
PRUDENTIAL TAX-FREE MONEY FUND, INC.
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA MONEY MARKET SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  CONNECTICUT MONEY MARKET SERIES
  MASSACHUSETTS MONEY MARKET SERIES
  NEW JERSEY MONEY MARKET SERIES
  NEW YORK MONEY MARKET SERIES

COMMAND FUNDS
COMMAND MONEY FUND
COMMAND GOVERNMENT FUND
COMMAND TAX-FREE FUND

INSTITUTIONAL MONEY MARKET FUNDS
PRUDENTIAL INSTITUTIONAL LIQUIDITY PORTFOLIO, INC.
  INSTITUTIONAL MONEY MARKET SERIES

--------------------------------------------------------------------------------

                 [This page has been left blank intentionally.]

-------------------------------------------------------------------
20  LIQUID ASSETS FUND                                     [LOGO] (800) 225-1852

                 [This page has been left blank intentionally.]

--------------------------------------------------------------------------------

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 15005
NEW BRUNSWICK, NJ 08906-5005
(800) 225-1852
(732) 417-7555
  (if calling from outside the U.S.)

--------------------------------
Outside Brokers Should Contact:
PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC
P.O. BOX 15035
NEW BRUNSWICK, NJ 08906-5035
(800) 778-8769

------------------------------------
Visit Prudential's Web Site At:
http://www.prudential.com

--------------------------------
Additional information about the Fund can be obtained without charge and can be found in the following documents:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
 (incorporated by reference into this prospectus)

ANNUAL REPORT

SEMI-ANNUAL REPORT

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-6009
  (The SEC charges a fee to copy documents.)

In Person:
Public Reference Room in
Washington, DC
  (For hours of operation, call 1(800) SEC-0330)

Via the Internet:
http://www.sec.gov

--------------------------------
CUSIP Number:
147541502

Investment Company Act File No:
811-4060

MF175A                                   [LOGO] Printed on Recycled Paper

                            CASH ACCUMULATION TRUST
                      STATEMENT OF ADDITIONAL INFORMATION
                             DATED JANUARY 20, 1999

    Cash Accumulation Trust (the Trust), an open-end, diversified, management investment company is offered in two series: National Money Market Fund (NMMF) and Liquid Assets Fund (LAF) (each a Fund and collectively, the Funds). Each series operates as a separate fund with identical investment objectives and similar policies designed to meet its investment goals. The investment objective of each of NMMF and LAF is current income to the extent consistent with preservation of capital and liquidity. There can be no assurance that either Fund's investment objective will be achieved. See "How the Fund Invests" in the applicable Prospectus and "Description of the Funds, their Investments and Risks."

    The Trust's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 and its telephone number is (800) 225-1852.

    This Statement of Additional Information sets forth information about each of the Funds. This Statement of Additional Information is not a prospectus and should be read in conjunction with the NMMF Prospectus or the LAF Prospectus, each dated January 20, 1999, copies of which may be obtained from the Trust upon request.

                               TABLE OF CONTENTS

                                                               PAGE
                                                              ------
Trust History...............................................  B-2
Description of the Funds, their Investments and Risks.......  B-2
Investment Restrictions.....................................  B-5
Management of the Trust.....................................  B-9
Control Persons and Principal Holders of Securities.........  B-12
Investment Advisory and Other Services......................  B-13
Brokerage Allocation and Other Practices....................  B-16
Securities and Organization.................................  B-17
Purchase and Redemption of Fund Shares......................  B-18
Net Asset Value.............................................  B-18
Taxes, Dividends and Distributions..........................  B-19
Calculation of Yield........................................  B-21
Financial Statements........................................  B-22
Reports of Independent Accountants..........................    --
Appendix I-Description of Security Ratings..................  I-1
Appendix II-Information Relating to Prudential..............  II-1

--------------------------------------------------------------------------------

MF175B

                                 TRUST HISTORY

    The Trust was organized under the laws of Massachusetts on April 27, 1984 as an unincorporated business trust, a form of organization that is commonly referred to as a Massachusetts business trust.

             DESCRIPTION OF THE FUNDS, THEIR INVESTMENTS AND RISKS

    (a)CLASSIFICATION. The Trust is a diversified open-end management investment company.

    (b)INVESTMENT STRATEGIES AND RISKS.

    Each Fund's investment objective is current income to the extent consistent with preservation of capital and liquidity. While the principal investment policies and strategies for seeking to achieve this objective are described in each Fund's Prospectus, a Fund may from time to time also utilize the securities, instruments, policies and strategies described below in seeking to achieve its objective. A Fund may not be successful in achieving its objective and you can lose money.

OBLIGATIONS ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES AND INSTRUMENTALITIES

    Obligations issued or guaranteed as to principal and interest by the U.S. Government may be acquired by a Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain United States Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" (TIGRs) and "Certificates of Accrual on Treasury Securities" (CATS). Neither Fund intends to purchase TIGRs or CATS during the coming year.

FLOATING RATE AND VARIABLE RATE SECURITIES

    Each Fund may purchase "floating rate" and "variable rate" securities. Investments in floating or variable rate securities normally will involve securities which provide that the rate is set as a spread to a designated base rate, such as rates on Treasury bills, and, in some cases, that the purchaser can demand payment of the obligation at specified intervals or after a specified notice period (in each case a period of less than thirteen months) at par plus accrued interest, which amount may be more or less than the amount paid for them. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have an interest rate which changes whenever there is a change in the designated base interest rate.

DEMAND FEATURES AND GUARANTEES

    LAF may purchase demand features and guarantees. A demand feature supporting a money market fund instrument can be relied upon in a number of respects. First, the demand feature can be relied upon to SHORTEN THE MATURITY of the underlying instrument. Second, the demand feature, if unconditional, can be used to EVALUATE THE CREDIT QUALITY of the underlying security. This means that the credit quality of the underlying security can be based solely on the credit quality of the unconditional demand feature supporting that security.

    A GUARANTEE is a form of unconditional credit support that may include bond insurance, a letter of credit, and an unconditional demand feature. A money market fund holding a security subject to a guarantee may determine the credit quality of the underlying security solely on the basis of the credit quality of the supporting guarantee.

    LAF can only invest 10% of its total assets in securities directly issued by, or supported by, a demand feature provider or guarantor. Investment Company Act Rule 2a-7 provides a more stringent limit on demand features and guarantees that are "second tier securities" under the Rule; that is, those securities that are rated in the second highest category by a specified number of rating organizations. Specifically, Rule 2a-7 provides that a money market fund cannot invest more than 5% of its total assets in securities directly issued or supported by second tier demand features or guarantees that are issued by the same entity.

LENDING OF SECURITIES

    Consistent with applicable regulatory requirements, NMMF may lend its portfolio securities to broker-dealers and LAF may lend its portfolio to brokers, dealers and financial institutions, provided that outstanding loans for each Fund do not exceed in the aggregate 33 1/3% of the value of its respective total assets and, provided that such loans are callable at any time by either Fund and are at all times secured by cash or U.S. Government securities that is equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest on the loaned securities, while at the same time earning interest either directly from the borrower or on the cash collateral which will be invested in short-term obligations. Any voting rights, or rights to consent, relating to the securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans will be called so securities may be voted by the Fund (or Funds).

    A loan may be terminated by the borrower on one business day's notice or by a Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Trustees of the Trust. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to that Fund.

    Each Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

ILLIQUID SECURITIES

    Each Fund may not hold more than 10% of its respective net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale and repurchase agreements which have a maturity of longer than seven days. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

    In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such securities.

    Rule 144A of the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

    Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid under procedures established by the Board of Trustees. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Trustees. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security;
(2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

    Each Fund's investment in Rule 144A securities could have the effect of increasing the Fund's illiquidity to the extent that qualified institutional buyers become uninterested for a time in purchasing these securities.

SECURITIES OF OTHER INVESTMENT COMPANIES

    Each Fund may invest up to 10% of its total assets in securities of other money market funds registered under the Investment Company Act. Generally, each Fund does not intend to invest more than 5% of its total assets in such securities. To the extent that a Fund invests in securities of other registered investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees.

BORROWING

    NMMF may borrow from banks (including through entering into reverse repurchase agreements) up to and including 10% of the value of its total assets taken at cost for temporary or emergency purposes. NMMF may pledge up to and including 10% of its net assets to secure such borrowings. LAF may borrow (including through entering reverse repurchase agreements) up to 33 1/3% of the value of its total assets (computed at the time the loan is made) from banks for temporary, extraordinary or emergency purposes. LAF may pledge up to 33 1/3% of its total assets to secure such borrowings. A Fund will not purchase portfolio securities if its borrowings (other than permissible securities loans) exceed 5% of its total assets.

REPURCHASE AGREEMENTS

    Each Fund may purchase securities and concurrently enter into "repurchase agreements" with the seller, whereby the seller agrees to repurchase such securities at a specified price within a specified time (generally seven days or less). The repurchase agreements provide that the Fund will sell the underlying instruments back to the dealer or the bank at the specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The difference between the purchase price and the resale price represents the interest earned by the Fund, which is unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. Such collateral will be held by the Trust's Custodian, either directly or through a sub-custodian, either physically or in a book-entry account.

    A Fund will enter into repurchase transactions only with parties which meet creditworthiness standards approved by the Trust's Board of Trustees. The Fund's investment adviser monitors the creditworthiness of such parties under the general supervision of the Board of Trustees. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds limit any sale of such collateral upon a default in the obligation to repurchase are less than the resale price, the Fund will suffer a loss, if the financial institution that is a party to the repurchase agreement petitions for bankruptcy or becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the trust is unsettled. As a result, under these circumstances, there may be a restriction on the Fund's ability to sell the collateral, and the Fund could suffer a loss.

    LAF participates in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC (PIFM or the Manager) pursuant to an order of the Securities and Exchange Commission. On a daily basis, any uninvested cash balances of LAF may be aggregated with those of such other investment companies and invested in one or more repurchase agreements. LAF participates in the income earned or accrued in the joint account based on the percentage of its investment. In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Trust's policy that its custodian or designated subcustodians, as the case may be, under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which equals or exceeds the resale price of the agreement. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

    NMMF does not currently participate in the joint repurchase account.

REVERSE REPURCHASE AGREEMENTS

    Reverse repurchase agreements have the characteristics of borrowing and involve the sale of securities held by a Fund with an agreement to repurchase the securities at a specified price, date and interest payment. Each Fund intends only to use the reverse repurchase technique when it will be to its advantage to do so. These transactions are only advantageous if the Fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. A Fund may be unable to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid. The use of reverse repurchase agreements may exaggerate any increase or decrease in the value of the Fund's portfolio. The Trust's Custodian will maintain in a segregated account cash, or other liquid assets, maturing not later than the expiration of the reverse repurchase agreements and having a value equal to or greater than such commitments.

FIRM COMMITMENT AGREEMENTS

    NMMF may enter into firm commitment agreements with banks or broker-dealers for the purchase of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when NMMF anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. Entry into firm commitment agreements with broker-dealers requires the creation and maintenance of a segregated account. The underlying securities subject to a firm commitment agreement are subject to fluctuation in market value and, therefore, to the extent that NMMF remains fully invested at the same time that it has entered into firm commitment agreements, there will be a greater possibility that the net asset value of NMMF shares will vary from $1.00.

    Pending delivery of securities purchased under firm commitment agreements, the amount of the purchase price will be held in liquid assets such as cash or high-quality debt obligations. Such obligations will be maintained in a separate account with NMMF's custodian in an amount equal on a daily basis to the amount of NMMF's firm commitments. When the time comes to pay for securities subject to firm commitment agreements, NMMF will meet its obligations from then-available cash flow or the sale of securities.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

    LAF may purchase securities on a "when-issued" or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by LAF with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. LAF will limit such purchases to those which the date of delivery and payment falls within 90 days of the date of the commitment. LAF will make commitments for such when issued transactions only with the intention of actually acquiring the securities. The Trust's Custodian will segregate cash or other liquid assets having a value equal to or greater than LAF's purchase commitments. If LAF chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio security, incur a gain or loss due to market fluctuations. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement.

                            INVESTMENT RESTRICTIONS

    The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the outstanding voting securities of a Fund. A "majority of the outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares. With respect to the submission of a change in fundamental policy or investment objective to a particular Fund, such matters shall be deemed to have been effectively acted upon with respect to such Fund if a majority of the outstanding voting securities of the particular Fund votes for the approval of such matters as provided above, notwithstanding (1) that such matter has not been approved by a majority of the outstanding voting securities of the other Fund affected by such matter and (2) that such matter has not been approved by a majority of the outstanding voting securities of the Trust.

NATIONAL MONEY MARKET FUND

    The following investment restrictions are fundamental policies of NMMF and may not be changed except as described above.

    NMMF may not:

        1. Purchase any security if, as a result, more than 5% of its total assets (based on current value) would then be invested in the securities of a single issuer, except that the Fund may invest up to 15% of its total net assets (based on current value) in the obligations of any one bank. This limitation does not apply to U.S. Government Securities.

        2. Purchase voting securities or make investments for the purpose of exercising control or management.

        3. Invest more than 25% of its total assets in any one industry. This restriction does not apply to U.S. Government Securities or to bank obligations. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents.

        4. Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with other accounts managed by the Manager or the Sub-advisor to reduce acquisition costs, to average prices among them, or to facilitate such transactions, is not considered participating in a trading account in securities.)

        5. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions.

        6. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of its total assets taken at cost;
    provided, however, that the Fund may loan its securities as described in the Prospectus and this Statement of Additional Information under the caption "Description of the Funds, their Investments and Risks-- Lending of Securities". However, the Fund will not borrow if the value of the Fund's assets would be less than 300% of its borrowing obligations. In addition, when borrowings (other than permissible securities loans) exceed 5% of its total assets, the Fund will not purchase additional portfolio securities. Permissible borrowings will be entered into solely for the purpose of facilitating the orderly sale of portfolio securities to accommodate redemption requests.

        7. Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies.
    This restriction does not apply to repurchase agreements or loans of portfolio securities.

        8. Pledge, mortgage or hypothecate more than 10% of its net assets taken at cost at the time of the incurrence of such borrowings.

        9. Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

       10. Invest in securities of other investment companies, except by purchases in the open market involving only customary brokers'
    commissions, or in connection with a merger, consolidation, reorganization or similar transactions. For the purposes of this restriction, foreign banks or their agents or subsidiaries are not considered investment companies. (Under the Investment Company Act of 1940 (the "Investment Company Act") no registered investment company may (a) invest more than 10% of its total assets (taken at current value) in securities of other investment companies,
    (b) own securities of any one investment company having a value in excess of 5% of its total assets (taken at current value), or (c) own more than 3% of the outstanding voting stock of any one investment company.)

       11. Purchase or retain securities of an issuer if, to the knowledge of the Trust, any officers, trustees and directors of the Trust or any investment adviser of the Trust, who individually own beneficially more than 1/2 of 1% of the shares or securities of that issuer, own in the aggregate more than 5% of such shares or securities.

       12. Purchase securities of any company which has (with predecessor businesses and entities) a record of less than three years'
    continuous operation or purchase securities whose source of repayment if based, directly or indirectly, on the credit of such a company if as a result more than 5% of the total assets of the Fund (taken at current value) would be invested in such securities; provided, however, that the Fund may purchase U.S. Government Securities without regard to this limitation.

       13. Buy or sell oil, gas or other mineral leases, rights or royalty contracts, commodities or commodity contracts or real estate. This restriction does not prevent the Fund from purchasing securities of companies investing in real estate or of companies which are not principally engaged in the business of buying or selling such leases, rights or contracts nor does it prevent the Fund from purchasing securities secured by real estate or interests therein.

       14. Purchase any illiquid security, including any securities whose disposition is restricted under federal securities laws and securities that are not readily marketable, if, as a result, more than 10% of the Fund's total assets (based on current value) would then be invested in such securities. The staff of the Securities and Exchange Commission is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction. Until that position is revised, modified or rescinded, the Fund will conduct its operations in a manner consistent with this view.

       15. Write or purchase puts, calls, warrants, straddles, spreads or combinations thereof except that, as described above under "Firm
    Commitment Agreements," the Fund may enter into firm commitment agreements with respect to securities otherwise eligible for purchase by the Fund.

    Restriction 1 applies to securities subject to repurchase agreements but not to the repurchase agreements themselves provided that the obligation of the seller to repurchase the securities from the Fund is "collateralized fully" as defined in Rule 2a-7 under the Investment Company Act. Although Restriction 1 permits the Fund to invest up to 15% of its total assets in the obligations of any one bank, federal regulations applicable to the Fund currently prohibit the Fund (with limited exceptions) from making any investment that would result in more than 5% of the Fund's assets being invested in obligations of a single issuer.

    Although Restriction 3 states that it does not apply to bank obligations, federal regulations applicable to the Fund currently limit bank obligations to include all banks which are organized under the laws of the United States or a state (as defined in the Investment Company Act), U.S. branches of foreign banks that are subject to the same regulations as U.S. banks and foreign branches of domestic banks. In addition, in accordance with Restriction 3, it is our policy not to concentrate 25% or more of total assets in a single industry.

    Although Restriction 14 states that the Fund may invest no more than 10% of its total assets in illiquid securities, the Fund intends to invest no more than 10% of its net assets in such securities, in compliance with current interpretations of the staff of the Securities and Exchange Commission.

    The limitation on investment in illiquid securities set forth in Restriction 14 does not apply to certain restricted securities, including securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper, that the Manager or Sub-adviser has determined to be liquid under procedures approved by the Board of Trustees.

    For purposes of the foregoing restrictions, U.S. Government Securities refer to obligations of the U.S. Treasury and obligations issued by agencies of the U.S. Government or instrumentalities established or sponsored by the U.S. Government.

LIQUID ASSETS FUND

    The following investment restrictions are fundamental policies of LAF and may not be changed except as described above.

    LAF may not:

        1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with options or futures contracts is not considered the purchase of a security on margin.

        2. Make short sales of securities or maintain a short position.

        3. Issue senior securities, borrow money (including through the entry into reverse repurchase agreement transactions) or pledge its assets, except that the Fund may borrow up to 33 1/3% of the value of its total assets (calculated when the loan is made) from banks for temporary, extraordinary or emergency purposes or for the clearance of transactions and may pledge up to 33 1/3% of the value of the Fund's total assets to secure such borrowings. The Fund will not purchase portfolio securities if its borrowings exceed 5% of the Fund's net assets. The purchase or sale of securities on a "when-issued" or delayed delivery basis, the entry into reverse repurchase agreements, the purchase and sale of financial futures contracts and collateral arrangements with respect thereto and with respect to the writing of options and obligations of the Trust to Trustees pursuant to deferred compensation arrangements are not deemed to be a pledge of assets and such arrangements are not deemed to be the issuance of a senior security.

        4. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result, with respect to
    75% of the value of the Fund's total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer.

        5. Purchase any securities (other than obligations of the U.S. Government, its agencies and instrumentalities) if, as a result, 25%
    or more of the value of the Fund's total assets (determined at the time of investment) would be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to money market instruments of domestic banks. For purposes of this exception, domestic banks shall include all banks which are organized under the laws of the United States or a state (as defined in the Investment Company Act), U.S. branches of foreign banks that are subject to the same regulations as U.S. banks and foreign branches of domestic banks.

        6. Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts.

        7. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

        8. Make investments for the purpose of exercising control or management.

        9. Invest in securities of other non-affiliated investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, or except as part of a merger, consolidation or other acquisition.

       10. Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities (limited to 33 1/3% of the value of the
    Fund's total assets).

       11. Buy or sell commodities or commodity contracts, except that the Fund may purchase and sell futures contracts and options thereon.

       12. Purchase more than 10% of the outstanding voting securities of any one issuer.

    Although Restriction 4 limits the Fund's investments in the securities of a single issuer to 5% of the value of 75% of the value of the Fund's total assets, federal regulations applicable to the Fund currently prohibit the Fund from making any investment that would result in more than 5% of the Fund's total assets being invested in securities of a single issuer.

    Whenever any fundamental investment policy or investment restriction states a maximum percentage of a Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowing, as required by applicable law.

                             MANAGEMENT OF THE FUND

(a) TRUSTEES

    The Trust has Trustees who, in addition to overseeing the actions of each Fund's Manager, Subadviser, and Distributor, decide upon matters of general policy.

    The Trustees also review the actions of the officers of the Trust, who conduct and supervise the daily business operations of the Trust.

(b) MANAGEMENT INFORMATION--TRUSTEES AND OFFICERS

                                                                                      PRINCIPAL OCCUPATIONS
                                        POSITION WITH                              AND OTHER AFFILIATIONS FOR
NAME, ADDRESS AND AGE (1)                 THE TRUST                                    THE LAST FIVE YEARS
------------------------------  ------------------------------  -----------------------------------------------------------------
Edward D. Beach (73)                       Trustee              President and Director of BMC Fund, Inc., a closed-end investment company; previously Vice Chairman of Broyhill Furniture
                                                                 Industries, Inc., Certified Public Accountant; Secretary and
                                                                 Treasurer of Broyhill Family Foundation, Inc.; Member of the
                                                                 Board of Trustees of Mars Hill College; and Director of The High
                                                                 Yield Income Fund, Inc.
Delayne Dedrick Gold (59)                  Trustee              Marketing and Management Consultant; Director of The High Yield
                                                                 Income Fund, Inc.
*Robert F. Gunia (51)                      Trustee              Vice President of Prudential Investments (since September 1997);
                                                                 Executive Vice President and Treasurer (since December 1996) of
                                                                 Prudential Investments Fund Management LLC (PIFM); Senior Vice
                                                                 President (since March 1987) of Prudential Securities
                                                                 Incorporated (Prudential Securities); formerly Chief
                                                                 Administrative Officer (July 1990-September 1996), Director
                                                                 (January 1989-September 1996) and Executive Vice President,
                                                                 Treasurer and Chief Financial Officer (June 1987-September 1996)
                                                                 of Prudential Mutual Fund Management, Inc. (PMF); Vice President
                                                                 and Director (since May 1989) of The Asia Pacific Fund, Inc.;
                                                                 Director of The High Yield Income Fund, Inc.
Don G. Hoff (62)                           Trustee              Chairman and Chief Executive Officer (since 1980) of Intertec,
                                                                 Inc. (investments); Chairman and Chief Executive Officer of The
                                                                 Lamaur Corporation, Inc.; Director of Innovative Capital
                                                                 Management, Inc. and The Greater China Fund, Inc.; and Chairman
                                                                 and Director of The Asia Pacific Fund, Inc.
Robert E. LaBlanc (63)                     Trustee              President (since 1981) of Robert E. LaBlanc Associates, Inc.
                                                                 (telecommunications); formerly General Partner at Salomon
                                                                 Brothers; and Vice-Chairman of Continental Telecom; Director of
                                                                 Storage Technology Corporation, Titan Corporation, Salient 3
                                                                 Communications, Inc. and Tribune Company; and Trustee of
                                                                 Manhattan College.

                                                                                      PRINCIPAL OCCUPATIONS
                                        POSITION WITH                              AND OTHER AFFILIATIONS FOR
NAME, ADDRESS AND AGE (1)                 THE TRUST                                    THE LAST FIVE YEARS
------------------------------  ------------------------------  -----------------------------------------------------------------
*Mendel A. Melzer, CFA (37)                Trustee              Chief Investment Officer (since October 1996) of Prudential
751 Broad Street                                                 Mutual Funds; formerly Chief Financial Officer (November 1995-
Newark, NJ 07102                                                 September 1996) of Prudential Investments; Senior Vice President
                                                                 and Chief Financial Officer of Prudential Preferred Financial
                                                                 Services (April 1993-November 1995); Managing Director of
                                                                 Prudential Investment Advisors (April 1991-April 1993) and
                                                                 Senior Vice President of Prudential Capital Corporation (July
                                                                 1989-April 1991); Chairman and Director of Prudential Series
                                                                 Fund, Inc.; and Director of The High Yield Income Fund, Inc.
Robin B. Smith (58)                        Trustee              Chairman and Chief Executive Officer (since August 1996) of
                                                                 Publishers Clearing House; formerly President and Chief
                                                                 Executive Officer (January 1988-August 1996) and President and
                                                                 Chief Operating Officer (September 1981-December 1988) of
                                                                 Publishers Clearing House; Director of BellSouth Corporation,
                                                                 Texaco Inc., Springs Industries Inc., and Kmart Corporation.
Stephen Stoneburn (54)                     Trustee              President and Chief Executive Officer (since June 1996) of
                                                                 Quadrant Media Corp. (a publishing company); formerly President
                                                                 (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior
                                                                 Vice President and Managing Director (January 1993-1995) of
                                                                 Cowles Business Media; Senior Vice President (January 1991-1992)
                                                                 and Publishing Vice President (May 1989-December 1990) of Gralla
                                                                 Publications (a division of United Newspapers, U.K.); and Senior
                                                                 Vice President of Fairchild Publications, Inc.
Nancy H. Teeters (67)                      Trustee              Economist; Director of Inland Steel Industries; formerly, Vice
                                                                 President and Chief Economist of International Business
                                                                 Machines; Member of the Board of Governors of the Federal
                                                                 Reserve System; Governor of the Horace H. Rackham School of
                                                                 Graduate Studies of the University of Michigan; Assistant
                                                                 Director of the Committee on the Budget of the US House of
                                                                 Representatives; Senior Fellow at the Library of Congress;
                                                                 Senior Fellow at the Brookings Institution; staff at Office of
                                                                 Management and Budget, Council of Economic Advisors and the
                                                                 Federal Reserve Board.
Brian M. Storms (44)                      President             President (October 1998-Present) of Prudential Investments;
                                                                 President (September 1996-October 1998) of Prudential Mutual
                                                                 Funds, Annuities, and Investment Management Services; Managing
                                                                 Director (July 1991-September 1996) of Fidelity Investments
                                                                 Institutional Services Company, Inc.; President (October
                                                                 1989-September 1991) of J.K. Schofield; Senior Vice President
                                                                 (September 1982-October 1989) of INVEST Financial Corporation.
Robert C. Rosselot (38)                   Secretary             Assistant General Counsel (since September 1997) of PIFM;
                                                                 formerly, partner with the firm of Howard & Howard, Bloomfield
                                                                 Hills, Michigan (December 1995-September 1997) and Corporate
                                                                 Counsel (September 1990-December 1995) of Federated Investors.

                                                                                      PRINCIPAL OCCUPATIONS
                                        POSITION WITH                              AND OTHER AFFILIATIONS FOR
NAME, ADDRESS AND AGE (1)                 THE TRUST                                    THE LAST FIVE YEARS
------------------------------  ------------------------------  -----------------------------------------------------------------
Grace C. Torres (39)               Treasurer and Principal      First Vice President (since December 1996) of PIFM; First Vice
                                   Financial and Accounting      President (since March 1994) of Prudential Securities; formerly
                                            Officer              First Vice President (March 1994-September 1996), Prudential
                                                                 Mutual Fund Management, Inc. and Vice President (July 1989-March
                                                                 1994) of Bankers Trust Corporation.
Stephen M. Ungerman (44)             Assistant Treasurer        Vice President and Tax Director (since March 1996) of Prudential
                                                                 Investments; formerly First Vice President of Prudential Mutual
                                                                 Fund Management, Inc. (February 1993-September 1996).

------------

(1) Unless otherwise noted, the address for each of the above persons is c/o Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

 * "Interested" Trustee of the Fund, as defined in the Investment Company Act of 1940 (the Investment Company Act).

    Trustees and officers of the Trust are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities or Prudential Investment Management Services LLC.

    The Trustees have adopted a retirement policy which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Trustees who were age 68 or older as of December 31, 1993. Under this phase-in provision, Messrs. Beach and Eyre are scheduled to retire on December 31, 1999 and December 31, 1998, respectively.

    Pursuant to the terms of the Management Agreements with the Trust, the Manager pays all compensation of officers of the Trust as well as the fees and expenses of all Trustees of the Trust who are affiliated persons of the Manager.

    The Trust pays each of its Trustees who is not an affiliated person of PIFM or Prudential Investments (PI) annual compensation of $3,000, in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Trustee may change as a result of the introduction of additional funds on the board of which the Trustee will be asked to serve.

    Trustees may receive their Trustee's fees pursuant to a deferred fee agreement with the Trust. Under the terms of the agreement, the Trust accrues daily the amount of such Trustee's fees in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, at the daily rate of return of the Trust (the Fund Rate). Payment of the interest so accrued is also deferred and accruals become payable at the option of the Trustee. A Fund's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Fund.

    The following table sets forth the aggregate compensation paid by the Fund to the Trustees who are not affiliated with the Manager for the fiscal year ended September 30, 1998 and the aggregate compensation paid to such Trustees for service on the Trust's Board and that of all other funds managed by PIFM (Fund Complex) for the calendar year ended December 31, 1998. In October 1997, PIFM recommended to the Board of Trustees, and the Board approved, certain changes in the Trust's management and operations, subject to shareholder approval, whereby substantially similar services would be furnished, but with lower expenses. Accordingly, on December 11, 1997, the shareholders elected a new Board of Trustees, approved a management agreement between the Trust and PIFM and approved a subadvisory agreement between PIFM and The Prudential Investment Corporation. These new agreements became effective at the close of business on December 12, 1997.

                               COMPENSATION TABLE

                                                                        PENSION OR                       APPROXIMATE
                                                                        RETIREMENT                      COMPENSATION
                                                                         BENEFITS                        FROM TRUST
                                                                         ACCRUED        ESTIMATED      AND PRUDENTIAL
                                                         AGGREGATE      AS PART OF        ANNUAL            FUND
                                                       COMPENSATION       TRUST       BENEFITS UPON     COMPLEX PAID
                  NAME AND POSITION                     FROM TRUST       EXPENSES       RETIREMENT     TO TRUSTEES(2)
-----------------------------------------------------  -------------  --------------  --------------  -----------------
Edward D. Beach--Trustee                                 $   2,250         None            N/A           $   135,000( 38/63)*
E. Philip Cannon--Former Trustee                         $   1,150         None            N/A               **
Donald P. Carter--Former Trustee                         $   1,375         None            N/A               **
Gary A. Childress--Former Trustee                        $   1,150         None            N/A               **
William D. Cvengros--Former Trustee                      $       0         None            N/A               **
Stephen C. Eyre--Former Trustee                          $   2,250         None            N/A           $    45,000( 12/13)*
Delayne D. Gold--Trustee                                 $   2,250         None            N/A           $   135,000( 38/63)*
Robert F. Gunia(1)--Trustee                                 --             None            N/A               --
Don G. Hoff--Trustee                                     $   2,250         None            N/A           $    45,000( 12/13)*
Robert E. LaBlanc--Trustee                               $   2,250         None            N/A           $    45,000( 12/13)*
Gary L. Light--Former Trustee                            $   1,150         None            N/A               **
Mendel A. Melzer(1)--Trustee                                --             None            N/A               --
Richard L. Nelson--Former Trustee                        $   1,200         None            N/A               **
Lyman W. Porter--Former Trustee                          $   1,150         None            N/A               **
Robert A. Prindiville--Former Trustee                    $       0         None            N/A               **
Alan Richards--Former Trustee                            $   1,275         None            N/A               **
Joel Segall--Former Trustee                              $   1,150         None            N/A               **
Robin B. Smith--Trustee                                  $   2,250         None            N/A           $    90,000( 29/34)*
Stephen Stoneburn--Trustee                               $   2,250         None            N/A           $    45,000( 12/13)*
W. Bryant Stooks--Former Trustee                         $   1,150         None            N/A               **
Nancy H. Teeters--Trustee                                $   2,250         None            N/A           $    90,000( 23/42)*
Gerald M. Thorne--Former Trustee                         $   1,150         None            N/A               **
Stephen J. Treadway--Former Trustee                      $       0         None            N/A               **

------------
 * Indicates number of funds/portfolios in Prudential Fund Complex (including the Trust) to which aggregate compensation relates.

** Former Trustees receive no compensation from any fund in the Prudential Fund Complex, other than the Trust as shown in the first column.

(1) Robert F. Gunia and Mendel A. Melzer, who are interested Trustees, do not receive compensation from the Trust or any fund in the Fund Complex.

(2) Total compensation from all the funds in the Prudential Fund Complex for the calendar year ended December 31, 1997, including amounts deferred at the election of Trustees under the funds' deferred compensation plans. Including accrued interest, total deferred compensation amounted to $139,081 for Trustee Robin B. Smith. Currently, Ms. Smith has agreed to defer some of her fees at the T-Bill rate and other fees at the Fund Rate.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    As of December 31, 1998, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of beneficial interest of each of the Funds and of the Trust as a whole.

                     INVESTMENT ADVISORY AND OTHER SERVICES

(a) INVESTMENT ADVISERS

    The manager of the Trust is Prudential Investments Fund Management LLC, (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 (PIFM or the Manager). PIFM serves as manager to all of the other investment companies that, together with the Trust, comprise the Prudential Mutual Funds. See "How the Fund is Managed" in each Prospectus. As of November 30, 1998, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $69 billion. According to the Investment Company Institute, as of October 31, 1998, the Prudential Mutual Funds were the 18th largest family of mutual funds in the United States.

    PIFM is a subsidiary of Prudential Securities Incorporated. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly-owned subsidiary of PIFM, serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

    Pursuant to the Management Agreement for NMMF (the NMMF Management Agreement) and the Management Agreement for LAF (the LAF Management Agreement and, together with the NMMF Management Agreement, the Management Agreements), both of which became effective on December 12, 1997, PIFM, subject to the supervision of the Trust's Board of Trustees and in conformity with the stated policies of the Funds, manages both the investment operations of each Fund and the composition of each Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PIFM is obligated to keep certain books and records of the Trust. PIFM also administers the Trust's business affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Trust's custodian, and PMFS, the Trust's transfer and shareholder servicing agent. The management services of PIFM for the Trust are not exclusive under the terms of the Management Agreements and PIFM is free to, and does, render management services to others.

    For its services, PIFM receives, pursuant to the NMMF Management Agreement, a fee at an annual rate of the average daily net assets of the Fund of .390% of the first $1 billion of net assets; .375% of the next $500 million of net assets; .350% of the next $500 million of net assets; and .325% of net assets in excess of $2 billion. The fee is computed daily and payable monthly. PIFM has agreed, to the extent NMMF's total expenses exceed .62 of 1% of the average daily net assets of NMMF for the fiscal year ending September 30, 1998, to reimburse NMMF for certain expenses up to an aggregate amount of $100,000 to the extent necessary to reduce such total operating expenses to .62 of 1%. For the expenses PIFM assumes pursuant to the LAF Management Agreement, PIFM will be reimbursed for its direct costs, exclusive of any profit or overhead, not to exceed .39% of the LAF's average daily net assets. It is expected that this amount will be approximately .07 of 1% of the average daily net assets of LAF for the fiscal year ending September 30, 1999.

    In connection with its management of the business affairs of the Trust pursuant to the Management Agreements, PIFM bears the following expenses:

       (a) the salaries and expenses of all personnel of the Trust and the Manager, except the fees and expenses of Trustees who are not affiliated persons of PIFM or the Trust's investment adviser;

       (b) all expenses incurred by PIFM or by the Trust in connection with managing the ordinary course of the Trust's business, other than those assumed by the Trust, as described below; and

       (c) the costs and expenses payable to The Prudential Investment Corporation, doing business as Prudential Investments (PI or the
    Subadviser), pursuant to subadvisory agreements on behalf of the Funds between PIFM and PI (the Subadvisory Agreements).

    Under the terms of the Management Agreements, the Trust is responsible for the payment of the following expenses, including (a) the fees or reimbursements payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated with the Manager or the Trust's investment adviser, (c) the fees and certain expenses of the Trust's Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing the Trust's shares, (d) the charges and expenses of the Trust's legal counsel and independent accountants, (e) brokerage commissions, if any, and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions, (f) all taxes and trust fees payable by the Trust to governmental agencies, (g) the fees of any trade association of which the Trust is a member,
(h) the cost of share certificates, if any, representing, and/or non-negotiable share deposit receipts evidencing, shares of the Trust, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the Commission, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes, and paying the fees and expenses of notice filings made in accordance with state securities laws, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business and (m) any expenses assumed by the Fund pursuant to a distribution plan adopted under Rule 12b-1 of the Investment Company Act.

    Each Management Agreement also provides that PIFM will not be liable for any error of judgment or any loss suffered by the Trust in connection with the matters to which the Management Agreements relate except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Management Agreement provides that it will terminate automatically if assigned (as defined in the Investment Company Act), and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreements provide that each said agreement will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

    For the fiscal year ended September 30, 1998, PIFM received management fees from NMMF and LAF of $1,477,776 and $190,000, respectively. During the fiscal year, PIMCO Advisors L.P. (PALP), the former manager, received management fees from NMMF of $620,411.

    For the fiscal year ended September 30, 1997 and the prior fiscal years, PALP served as manager for NMMF. PALP did not serve as manager of LAF. Pursuant to a management contract between PALP and NMMF, which contract was terminated by a vote of the former Trustees on October 22, 1997, effective at the close of business on December 12, 1997, the Fund paid PALP a monthly fee as follows:
 .425% of the first $500 million of the average net assets of NMMF, .400% of the next $500 million, .375% of the next $500 million, .350% of the next $500 million and .325% of amounts in excess of $2 billion. For the fiscal years ended September 30, 1996 and 1997, NMMF paid PALP $2,560,734 and $2,886,449, respectively, for its services under its management contract.

    PIFM has entered into Subadvisory Agreements with PIC, doing business as PI (the Subadviser), a wholly-owned subsidiary of Prudential, on behalf of each of NMMF and LAF. The Subadvisory Agreements provide that PI furnish investment advisory services in connection with the investment management of the Funds. In connection therewith, PI is obligated to keep certain books and records of the Funds. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreements and supervises PI's performance of such services. In connection with NMMF, PI is reimbursed by PIFM for the reasonable costs and expenses incurred by PI in furnishing services to PIFM. In connection with LAF, PI is reimbursed by PIFM for its direct costs, excluding profit and overhead, incurred by PI in furnishing services to PIFM.

    The Subadviser maintains a corporate credit unit which provides credit analysis and research on taxable fixed-income securities including money market instruments. The portfolio manager consults routinely with the credit unit in managing the Funds' portfolios. The credit unit, with a staff including 7 credit analysts, reviews on an ongoing basis commercial paper issuers, commercial banks, non-bank financial institutions and issuers of other taxable fixed-income obligations. Credit analysts have broad access to research and financial reports, data retrieval services and industry analysts. They maintain relationships with the management of corporate issuers and from time to time visit companies in whose securities the Funds may invest.

    The Subadvisory Agreements provide that each will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreements. The Subadvisory Agreements may be terminated by the Trust, PIFM or PI upon not more than 60 days' nor less than 30 days' written notice. The Subadvisory Agreements provide that they will continue in effect for a period of more than two years from their execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

    The Management Agreement between the Trust and PIFM and the Subadvisory Agreements between PIFM and PIC were last approved by the Board of Trustees, including a majority of the Trustees who are not parties to the contracts or interested persons of any such parties, as defined in the Investment Company Act, on May 13, 1998. Shareholders of NMMF and LAF last approved the Management Agreement and the Subadvisory Agreements on December 12, 1997.

(b) PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12b-1 PLAN

    Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Trust. Prior to July 1, 1998, Prudential Securities Incorporated (Prudential Securities, also referred to as the Distributor), One Seaport Plaza, New York, New York 10292, served as the distributor of the Trust's shares.

    Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the federal securities laws.

DISTRIBUTION PLAN

    Under the NMMF Distribution Plan (the Plan) and the Trust's Distribution Agreement dated December 12, 1997, NMMF pays the Distributor a distribution fee of up to 0.10% of the average daily net assets of the shares of NMMF, computed daily and payable monthly which is designed to reimburse the Distributor, in whole or in part, for its services. The Distributor incurs the expenses of distributing LAF shares, none of which are reimbursed by or paid for by LAF.

    For the fiscal year ended September 30, 1998, the Distributor received payments of $400,863 under the Plan. The Trust's previous distributor, PIMCO Funds Distribution Company, received payments of $148,938 under the Plan during the fiscal year. These amounts were primarily expended for payment of account servicing fees to financial advisers and other persons who sell shares of NMMF.

    The Board of Trustees has determined that, in its judgment, there is a reasonable likelihood that the Plan will benefit NMMF and its shareholders.

    Pursuant to the Plan, the Trustees will be provided with, and will review, at least quarterly, a written report of the distribution expenses incurred on behalf of the Trust by the Distributor. The report will include an itemization of the distribution expenses and the purpose of such expenditures.

    The Plan may not be amended to increase materially the amount to be spent for the services described therein with respect to NMMF without approval of the shareholders of NMMF, and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, by vote of a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the Rule 12b-1 Trustees) or by a vote of a majority of the outstanding voting securities of the shares of the Fund (as defined in the Investment Company Act). The Trust's Distribution Agreement provides that it will terminate automatically if assigned and that it may be terminated, without payment of any penalty, by a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting securities of the Trust, or by the Distributor, on 60 days' written notice to the other party.

    NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of NMMF shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of NMMF may not exceed .75 of 1% per class. The 6.25% limitation applies to NMMF rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of the total gross sales of NMMF, all sales charges on shares of NMMF would be suspended.

(c) OTHER SERVICE PROVIDERS

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Trust's portfolio securities, and in that capacity maintains cash and certain financial and accounting books and records pursuant to an agreement with the Trust.

    Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the Transfer and Shareholder Servicing Agent of the Trust. It is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Trust, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. In connection with services rendered to NMMF, PMFS receives an annual fee ($9.50) per shareholder account, a new account set up fee ($2.00) for each manually-established account and a monthly inactive zero balance account fee ($0.20) per shareholder account plus its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications and other costs. In connection with the transfer agency services rendered by PMFS to LAF, PMFS will be reimbursed for its direct costs, excluding profit and overhead.

    PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Trust's independent public accountants and in that capacity audits each Fund's annual financial statements. The financial information for NMMF and LAF provided under "Financial Statements" for the fiscal year ended September 30, 1998 has been audited by PricewaterhouseCoopers LLP, whose report is also included under "Financial Statements."

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

    The Manager is responsible for decisions to buy and sell securities for the Trust, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. (For purposes of this section, the term "Manager" includes the Subadviser.) The Trust does not normally incur any brokerage commission expense on such transactions. In the market for money market instruments, securities are generally traded on a "net" basis, with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. Portfolio securities may not be purchased from any underwriting or selling syndicate of which the Distributor, or an affiliate (including Prudential Securities), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company
Act), except in accordance with rules of the SEC. The Trust will not deal with the Distributor or its affiliates on a principal basis.

    In placing orders for portfolio securities of the Trust, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Manager will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable under the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Manager may consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Trust, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Trust may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions for such other accounts, whose aggregate assets are far larger than the Trust's, and the services furnished by such brokers may be used by the Manager in providing investment management for the Trust. While such services are useful and important in supplementing its own research and facilities, the Manager believes that the value of such services is not determinable and does not significantly reduce expenses. The Trust does not reduce the advisory fee it pays to the Manager by any amount that may be attributed to the value of such services.

    Subject to the above considerations, Prudential Securities, as an affiliate of the Trust, may act as a securities broker (or futures commission merchant) for the Trust. In order for Prudential Securities to effect any portfolio transactions for the Trust, the commissions, fees or other remuneration received by Prudential Securities must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time. This standard would allow Prudential Securities to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested" persons, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities are consistent with the foregoing standard. Brokerage transactions with Prudential Securities are also subject to such fiduciary standards as may be imposed by applicable law.

    During the fiscal years ended September 30, 1996, 1997 and 1998, the Trust paid no brokerage commissions.

                          SECURITIES AND ORGANIZATION

    The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, which may be divided into an unlimited number of series of such shares, and which presently consist of NMMF and LAF. Each share of a series represents an equal proportionate interest in that series with each other share of that series and is entitled to a proportionate interest in the dividends and distributions from that series. Upon termination of a series, whether pursuant to liquidation of the series or otherwise, shareholders of that series are entitled to share pro rata in the net assets of the series then available for distribution to such shareholders. Shareholders have no preemptive rights.

    A copy of the Agreement and Declaration of Trust (the Declaration of Trust) establishing the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or a series, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of an affected series or by the Trustees upon written notice to the shareholders. Upon termination of the Trust or of a series, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Trust or of the series as may be determined by the Trustees, the series shall, in accordance with such procedures as the Trustees consider appropriate, reduce the remaining assets to distributable form in cash or shares or other securities, or any combination thereof, and distribute the proceeds to the shareholders of the series involved, ratably according to the number of shares of such series held by the several shareholders of the series on the date of termination.

    The assets received by the Trust for the issue or sale of shares of a series and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to that series, and constitute the underlying assets of that series. The underlying assets of a series are segregated and are charged with the expenses, including the organizational expenses, in respect of that series and with a share of the general expenses of the Trust. While the expenses of the Trust are allocated to the separate books of account of the series, if more than one series has shares outstanding, certain expenses may be legally chargeable against the assets of all series.

    Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the property of a series for all loss and expense of any shareholder of that series held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the series of which he was a shareholder would be unable to meet its obligations.

    The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust provides for indemnification by the Trust of the Trustees and the officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Such person may not be indemnified against any liability to the Trust or the Trust shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

    The Trust will not normally hold annual shareholders' meetings. At such time as less than a majority of the Trustees have been elected by the shareholders, the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders, who have been such for at least six months and who hold shares constituting 1% of the outstanding shares, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

    Except as otherwise disclosed in the Prospectuses and in this Statement of Additional Information, the Trustees shall continue to hold office and may appoint their successors.

                     PURCHASE AND REDEMPTION OF FUND SHARES

PURCHASE OF SHARES

    Shares of the NMMF are offered to investment advisory clients of Prudential Securities that participate in any of the following managed account programs sponsored by Prudential Securities: Gibraltar Advisors, Prudential Securities Portfolio Management (PSPM), Quantum Portfolio Management (Quantum), Managed Assets Consulting Services (MACS), Managed Assets Consulting Services Custom Services (MACS-CS) and Prudential Securities Investment Supervisory Group. See "How to Buy and Sell Shares of the Fund" in the NMMF Prospectus. A Prudential Securities client who applies to participate in these managed account programs will be eligible to purchase shares of NMMF during the period between submission to and acceptance of the application by Prudential Securities. Eligibility of participants is within the discretion of Prudential Securities. In the event a client of Prudential Securities leaves a managed account program, the client may continue to hold shares of NMMF.

    Shares of LAF are offered to investment advisory clients of Prudential Securities Incorporated (Prudential Securities) that (a) participate in any of the following managed account programs sponsored by Prudential Securities:
Gibraltar Advisors, Prudential Securities Portfolio Management (PSPM), Quantum Portfolio Management (Quantum), Managed Assets Consulting Services (MACS) and Prudential Securities Investment Supervisory Group and (b) are "Eligible Benefit Plans." "Eligible Benefit Plans" include (i) employee benefit plans as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 (ERISA) other than governmental plans as defined in Section 3(32) of ERISA and church plans as defined in Section 3(33) of ERISA, (ii) pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, (iii) deferred compensation and annuity plans under Section 457 or 403(b)(7) of the Internal Revenue Code, and (iv) Individual Retirement Accounts
(IRAs) as defined in Section 408(a) of the Internal Revenue Code. See "How to Buy and Sell Shares of the Fund" in the LAF Prospectus. A Prudential Securities client who applies to participate in these managed account programs will be eligible to purchase shares of LAF during the period between submission to and acceptance of the application by Prudential Securities. Investment advisory clients of Prudential Securities which receive Managed Assets Consulting Services Custom Services are not eligible to purchase shares of LAF. Eligibility of participants is within the discretion of Prudential Securities. In the event a client of Prudential Securities leaves a managed account program, the client may continue to hold shares of LAF.

SALE OF SHARES

    If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Trust, however, has elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

    The Trust may suspend the right of redemption or postpone the date of payment for a period of up to seven days. Suspensions or postponements may not exceed seven days except (1) for any period (a) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or (b) during which trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by a Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for a Fund fairly to determine the value of its net assets; or (3) for such other periods as the SEC may by order permit for the protection of shareholders of a Fund. The SEC by rules and regulations determines the conditions under which (i) trading shall be deemed to be restricted and (ii) an emergency is deemed to exist within the meaning of clause
(2) above.

                                NET ASSET VALUE

    Each Fund's net asset value per share is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares.

    Each Fund uses the amortized cost method of valuation to determine the value of its portfolio securities. In that regard, the Trust's Board of Trustees has determined to maintain a dollar-weighted average portfolio maturity of 90 days or less, to purchase only instruments having remaining maturities of thirteen months or less, and to invest only in securities determined by the investment adviser under the supervision of the Board of Trustees to be of minimal credit risk and to be of "eligible quality" in accordance with regulations of the SEC. The remaining maturity of an instrument held by the Trust that is subject to a put is deemed to be the period remaining until the principal amount can be recovered through demand or, in the case of a variable rate instrument, the next interest reset date, if longer. The value assigned to the put is zero. The Board of Trustees also has established procedures designed to stabilize, to the extent reasonably possible, a Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures will include review of a Fund's portfolio holdings by the Board, at such intervals as deemed appropriate, to determine whether a Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board, and if such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board of Trustees determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize gains or losses, the shortening of average portfolio maturity, the withholding of dividends or the establishment of net asset value per share by using available market quotations.

    Each Fund computes its net asset value at 4:30 PM New York time, on each day the New York Stock Exchange (the Exchange) is open for trading. In the event the New York Stock Exchange closes early on any business day, the net asset value of a Fund's shares shall be determined at a time between such closing and 4:30 PM New York time. The Exchange is closed on the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

    NMMF and LAF have elected and qualified, and each Fund intends to remain qualified, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. This relieves a fund (but not its shareholders) from paying federal income tax on income which is distributed to shareholders, and, if a fund did realize long-term capital gains, permits net capital gains of the fund (i.e., the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in that fund.

    Qualification as a regulated investment company requires, among other things, that (a) at least 90% of a fund's annual gross income (without reduction for losses from the sale or other disposition of securities or foreign currencies) be derived from interest, dividends, payments with respect to securities loans, and gains from the sale or other disposition of securities or options thereon, or other income (including, but not limited to, gains from options) derived with respect to its business of investing in such securities;
(b) a fund must diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of a fund's assets is represented by cash, U.S. Government obligations and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations) and (c) the fund must distribute to its shareholders at least 90% of its net investment income and net short-term gains (i.e., the excess of net short-term capital gains over net long-term capital losses) in each year.

    Gains or losses on sales of securities by a Fund will be treated as long-term capital gains or losses if the securities have been held by it for more than one year. The Funds do not anticipate realizing long-term capital gains or losses. Other gains or losses on the sale of securities will be short-term capital gains or losses. In addition, debt securities acquired by a Fund may be subject to original issue discount and market discount rules.

    Each Fund is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. Each Fund is also required to distribute during the calendar year 98% of the capital gain net income it earned during the twelve months ending on October 31 of such calendar year, as well as all undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve-month period ending on October 31 of such prior year, respectively. To the extent it does not meet these distribution requirements, a Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which a Fund pays income tax is treated as distributed. The Fund intends to make timely distributions in order to avoid this excise tax. For this purpose, dividends declared in October, November and December payable to shareholders of record on a specified date in October, November and December and paid in the following January will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in the prior year on dividends or distributions actually received in January of the following year.

    It is anticipated that the net asset value per share of each Fund will remain constant. However, if the net asset value per share fluctuates, a shareholder may realize gain or loss upon the disposition of a share. Distributions of net investment income and net short-term gains will be taxable to the shareholder at ordinary income rates regardless of whether the shareholder receives such distributions in additional shares or cash. Any gain or loss realized upon a sale or redemption of shares by a shareholder who is not a dealer in securities will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and otherwise as short-term capital gain or loss if the shares have been held for more than one year and otherwise as short-term capital gain or loss. Any such loss, however, although otherwise treated as short-term capital loss, will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder, if the shares have been held for six months or less. Futhermore, certain rules may apply which would limit the ability of the shareholder to recognize any loss if, for example, the shareholder replaced the shares within 30 days of the disposition of the shares. Because none of the Fund's net income is anticipated to arise from dividends on common or preferred stock, none of its distributions to shareholders will be eligible for the dividends received deduction for corporations under the Internal Revenue Code.

    Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund's assets to be invested in various countries is not known.

    If the Fund is liable for foreign income taxes, and if more than 50% of the value of the Fund's assets consists of securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund, but there can be no assurance that the Fund will be able to do so. If the Fund does elect to "pass through" the foreign taxes paid, shareholders will be required to (i) include in gross income (in addition to taxable dividends actually received) their PRO RATA share of the foreign income taxes paid by the Fund; and (ii) treat their PRO RATA share of foreign income taxes as paid by them. Shareholders will then be permitted either to deduct their PRO RATA share of foreign income taxes in computing their taxable income or to claim a foreign tax credit against U.S. income taxes. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Foreign shareholders may not deduct or claim a credit for foreign tax unless the dividends paid to them by the Fund are effectively connected with a U.S. trade or business. Accordingly, a foreign shareholder may recognize additional taxable income as a result of the Fund's election to pass through the foreign taxes to shareholders.

    The amount of foreign taxes for which a shareholder may claim a credit in any year will generally be subject to a separate limitation for "passive income" which includes, among other things, dividends, interest and certain foreign currency gains. Gain from the sale of a security will be treated as derived from sources within the United States, potentially reducing the amount allowable as a credit under the limitation.

    Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid by the Fund and (b) the portion of the dividend which represents income derived from foreign sources.

    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

    Under the laws of certain states, distributions of net income may be taxable to shareholders as income even though a portion of such distributions may be derived from interest on U.S. Government obligations which, if realized directly, would be exempt from state income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

    The Trust under which the Funds are created is organized as a Massachusetts business trust. Under current law, so long as the Funds qualify for federal income tax treatment as described above, it is believed that neither the Trust nor the Funds should be liable for any income or franchise tax in The Commonwealth of Massachusetts.

                              CALCULATION OF YIELD

    Each Fund will prepare a current quotation of yield daily. The yield quoted will be the simple annualized yield for an identified seven calendar day period. The yield calculation will be based on a hypothetical account having a balance of exactly one share at the beginning of the seven-day period. The base period return will be the change in the value of the hypothetical account during the seven-day period, including dividends declared on any shares purchased with dividends on the shares, but excluding any capital changes, divided by the value of the account at the beginning of the base period. The yield will vary as interest rates and other conditions affecting money market instruments change. Yield also depends on the quality, length of maturity and type of instruments in a Fund's portfolio, and its operating expenses. Each Fund also may prepare an effective annual yield computed by compounding the unannualized seven-day period return as follows: by adding 1 to the unannualized seven-day period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

    Effective yield = [(base period return+1)TO THE POWER OF 365/7]-1

    The yield and effective yield for NMMF based on the 7 days ended September 30, 1998 were 4.83% and 4.95%, respectively. The yield and effective yield for LAF based on 7 days ended September 30, 1998 were 5.43% and 5.58%, respectively.

    Comparative performance information may be used from time to time in advertising or marketing the Funds' shares, including data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., IBC Financial Data, Inc., The Bank Rate Monitor, other industry publications, business periodicals and market indices.

    Each Fund's yield fluctuates, and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period. Actual yields will depend upon not only changes in interest rates generally during the period in which the investment in a Fund is held, but also on changes in the Fund's expenses. Yield does not take into account any federal or state income taxes.

                                                     CASH ACCUMULATION TRUST
Portfolio of Investments as of September 30, 1998    NATIONAL MONEY MARKET FUND
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
Bank Notes--8.2%
             Bank of America National Trust &
                Savings
                Association
   $8,1002   5.55%, 10/21/98                        $  8,100,000
             Corestates Bank N.A.
     4,000   5.53984%, 10/16/98(b)                     4,000,000
             FCC National Bank
     3,000   5.19%, 1/15/99                            3,000,000
             First National Bank of Chicago
     3,000   5.19%, 1/14/99                            3,000,000
             First Union National Bank
     6,000   5.57%, 10/15/98                           5,999,903
             Keybank N.A.
     7,000   5.60%, 10/1/98(b)                         6,998,133
     1,000   5.6775%, 10/13/98(b)                      1,000,159
             Nationsbank N.A.
     1,500   5.62%, 10/1/98(b)                         1,500,541
             US Bank N.A.
     8,000   5.565%, 10/8/98                           7,998,398
                                                    ------------
                                                      41,597,134
------------------------------------------------------------
Certificates of Deposit - Domestic--0.4%
             First Tennessee Bank N.A.
     1,000   5.45%, 11/16/98                           1,000,080
     1,000   5.46%, 11/24/98                           1,000,119
                                                    ------------
                                                       2,000,199
------------------------------------------------------------
Certificates of Deposit - Eurodollar--0.4%
             Bank of Scotland
     2,000   5.34%, 12/29/98                           2,000,049
------------------------------------------------------------
Certificates of Deposit - Yankee--22.5%
             Bank of Montreal
    10,000   5.30%, 10/30/98                          10,000,000
             Barclays Bank PLC
    12,000   5.510%, 10/2/98(b)                       11,993,660
             Bayerische Landesbank Girozentrale
    10,000   5.24%, 10/30/98(b)                        9,994,038
Certificates of Deposit - Yankee (cont'd.)
             Bayerishe Hypotheken Und Wechsel
                Bank
    $2,000   5.675%, 3/3/99                         $  1,999,639
             Canadian Imperial Bank of Commerce
    24,000   5.55%, 2/10/99                           23,995,836
             Deutsche Bank
     5,000   5.62%, 2/26/99                            4,999,028
     3,000   5.63%, 2/26/99                            2,998,951
     6,000   5.66%, 3/3/99                             5,998,795
             ING Bank N.V.
     5,000   5.585%, 11/12/98                          5,001,765
             Rabobank Nederland N.V.
     9,000   5.50%, 2/9/99                             8,997,520
             Royal Bank of Canada
     7,000   5.624%, 10/6/98(b)                        6,995,970
    10,000   5.460%, 10/15/98(b)                       9,993,481
             Swiss Bank Corp.
    11,000   5.74%, 6/11/99                           10,995,619
                                                    ------------
                                                     113,964,302
------------------------------------------------------------
Commercial Paper--52.1%
             Aetna Services, Inc.
     4,000   5.56%, 10/23/98                           3,986,409
             Aon Corp.
     4,000   5.55%, 10/19/98                           3,988,900
             Aristar, Inc.
     2,000   5.61%, 10/16/98                           1,995,325
             Associates First Capital Corp.
     5,000   5.55%, 10/19/98                           4,986,125
             Baker Hughes, Inc.
     1,000   5.80%, 10/1/98                            1,000,000
             Bank One Corp
    10,537   5.90%, 10/1/98                           10,537,000
             BBL North America Funding, Inc.
     2,000   5.54%, 10/13/98                           1,996,307
     7,000   5.31%, 12/31/98                           6,906,042
             Bradford & Bingley Building Society
     1,000   5.26%, 12/29/98                             986,996
             Caisse Des Depots Et Consignations
    25,100   5.75%, 10/1/98                           25,100,000
             Centric Capital Corp.
     7,000   5.60%, 10/2/98                            6,998,911
    11,500   5.23%, 11/30/98                          11,399,758

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-22

                                                     CASH ACCUMULATION TRUST
Portfolio of Investments as of September 30, 1998    NATIONAL MONEY MARKET FUND
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
Commercial Paper (cont'd.)
             CIT Group Holdings, Inc.
    $3,000   5.24%, 12/22/98                        $  2,964,193
     1,000   5.24%, 12/23/98                             987,919
             Coca-Cola Enterprises, Inc.
     6,196   5.35%, 12/2/98                            6,138,911
             Commercial Credit Co.
     2,000   5.35%, 10/16/98                           1,995,542
             Cooper Industries, Inc.
     4,000   5.80%, 10/1/98                            4,000,000
             Countrywide Home Loan, Inc.
     1,000   5.60%, 10/19/98                             997,200
     4,000   5.32%, 11/27/98                           3,966,307
             Den Danske Corp.
     9,000   5.19%, 12/2/98                            8,920,852
             Falcon Asset Securitization Corp.
     3,200   5.26%, 11/20/98                           3,176,622
     2,000   5.26%, 12/3/98                            1,981,590
             Finova Capital Corp.
     2,000   5.35%, 11/13/98                           1,987,219
             Ford Motor Credit Co.
     5,000   5.25%, 11/20/98                           4,963,542
     7,000   5.3975%, 1/14/99                          7,000,000
             General Electric Capital Corp.
     3,100   5.47%, 11/19/98                           3,076,920
             Internationale Nederlanden U.S.
                Funding Corp.
     2,000   5.26%, 12/28/98                           1,974,284
     2,000   5.25%, 12/29/98                           1,974,042
             Martin Marietta Material
     5,000   5.55%, 10/28/98                           4,979,187
     5,000   5.65%, 10/29/98                           4,978,028
             Merrill Lynch & Co., Inc.
    12,000   5.42%, 11/13/98                          11,922,313
             Monte Rosa Capital Corp.
     7,000   5.60%, 10/15/98                           6,984,756
             National Bank of Canada
     9,000   5.17%, 12/30/98                           8,883,675
             NationsBank Corp.
     6,000   5.56%, 10/19/98                           5,983,320
             Nationwide Building Society
     7,000   5.40%, 12/10/98                           6,926,500
             Nordbanken North America, Inc.
    $5,000   5.38%, 12/18/98                        $  4,941,717
             Norwest Financial, Inc.
     3,000   5.25%, 12/18/98                           2,965,875
             Old Line Funding Corp.
     9,000   5.55%, 10/23/98                           8,969,475
             San Paolo U.S. Financial Co.
     8,500   6.00%, 10/1/98                            8,500,000
             Sony Capital Corp.
    17,000   5.36%, 11/24/98                          16,863,320
             Special Purpose Accounts Recreation
                Cooperative Corp.
     3,000   5.51%, 11/13/98                           2,980,256
             Thunder Bay Funding Inc.
     6,000   5.57%, 10/29/98                           5,974,007
             Windmill Funding Corp.
     4,300   5.40%, 10/20/98                           4,287,745
             Wood Street Funding Corp.
     2,885   5.65%, 10/16/98                           2,878,208
     5,685   5.55%, 11/2/98                            5,656,954
    13,936   5.55%, 11/16/98                          13,837,171
                                                    ------------
                                                     264,499,423
------------------------------------------------------------
Loan Participations--1.4%
             Baker Hughes, Inc.
     7,000   5.80%, 10/1/98                            7,000,000
------------------------------------------------------------
Other Corporate Obligations--20.6%
             Abbey National Treasury Services PLC
    21,000   5.50%, 2/5/99                            20,994,330
             Chase Manhattan Corp.
     3,000   5.6875%, 10/15/98(b)                      3,000,045
             Chrysler Financial Corp.
    10,000   5.56703%, 10/21/98(b)                    10,000,637
             General Electric Capital Corp.
     5,000   5.50%, 10/5/98(b)                         4,995,983
             General Motors Acceptance Corp.
     5,000   5.6275%, 11/12/98(b)                      4,999,731
     5,000   5.6075%, 11/24/98(b)                      4,999,527
     1,000   7.75%, 1/15/99                            1,005,970

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-23

                                                     CASH ACCUMULATION TRUST
Portfolio of Investments as of September 30, 1998    NATIONAL MONEY MARKET FUND
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
Other Corporate Obligations (cont'd.)
             International Lease Finance Corp.
    $2,400   8.35%, 10/1/98                         $  2,400,000
     2,235   6.625%, 4/1/99                            2,243,708
             Liquid Asset Backed Securities
                Trust,
                Ser. 1997-7
     5,237   5.58594%, 10/22/98(a)(b)
                (cost $5,236,779; purchased
                12/19/97)                              5,236,779
             Ser. 1998-1
     3,646   5.52734%, 10/26/98(a)(b)
                (cost $3,646,009; purchased
                2/26/98)                               3,646,009
             Restructured Asset Securities,
    11,000   5.64234%, 10/2/98(b)                     11,000,000
     1,000   5.375%, 10/30/98(a)(b)
                (cost $1,000,000; purchased
                4/2/98)                                1,000,000
             Strategic Money Market Trust,
                Ser. 1997-A
    21,000   5.50%, 12/16/98(b)                       21,000,000
             Ser. 1998-B
     5,000   5.625%, 10/5/98(b)                        5,000,000
             UBS Finance (Delaware) Inc.
     3,200   6.20%, 10/1/98                            3,200,000
                                                    ------------
                                                     104,722,719
------------------------------------------------------------
Time Deposit - Eurodollar--0.6%
             Suntrust Bank, Atlanta
     2,961   5.875%, 10/1/98                           2,961,000
------------------------------------------------------------
U.S. Government Agency & Instrumentality
Obligations - Discount--0.6%
             Federal National Mortgage Assoc.
     2,000   5.25%, 12/23/98                           1,975,792
             Federal Home Loan Mortgage Corp.
     1,000   5.25%, 12/3/98                              990,812
                                                    ------------
                                                       2,966,604
Total Investments--106.8%
             (amortized cost $541,711,430(c))       $541,711,430
             Liabilities in excess of other
                assets--(6.8%)                      (34,423,630)
                                                    ------------
             Net Assets--100%                       $507,287,800
                                                    ------------
                                                    ------------

---------------
(a) Indicates a restricted security; the aggregate cost and value of such securities are both $9,882,788. The aggregate value is approximately 1.9% of net assets.
(b) Variable rate instrument. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(c) The cost for federal income tax purposes is substantially the same as for financial reporting purposes.
The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of September 30, 1998 was as follows:

Commercial Banks                                      56.3%
Asset Backed Securities                               14.8
Short-Term Business Credit                             7.7
Motor Vehicle Parts                                    6.5
Bank Holding Companies-Domestic                        3.8
Phono, Records, Tape, Disk                             3.3
Security Brokers & Dealers                             2.4
Personal Credit Institutions                           2.3
Mining                                                 2.0
Oil Construction Equipment                             1.6
Accident & Health Insurance                            1.6
Beverages                                              1.2
Mortgage Banks                                         1.0
Equipment Rental & Leasing                             0.9
Miscellaneous Electrical Equipment & Supplies          0.8
Federal Credit Agencies                                0.6
                                                     -----
                                                     106.8%
Liabilities in excess of other assets                 (6.8)
                                                     -----
                                                     100.0%
                                                     -----
                                                     -----

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-24

                                                 CASH ACCUMULATION TRUST
Statement of Assets and Liabilities              NATIONAL MONEY MARKET FUND
--------------------------------------------------------------------------------

Assets                                                                                                      September 30, 1998
Investments, at amortized cost which approximates market value.........................................         $541,711,430
Receivable for Fund shares sold........................................................................           17,193,466
Interest receivable....................................................................................            3,583,962
Prepaid expenses and other assets......................................................................              141,768
                                                                                                             ------------------
   Total assets........................................................................................          562,630,626
                                                                                                             ------------------
Liabilities
Payable for investments purchased......................................................................           32,845,077
Payable for Fund shares reacquired.....................................................................           21,531,356
Dividends payable......................................................................................              463,761
Accrued expenses and other liabilities.................................................................              295,571
Management fee payable.................................................................................              164,804
Distribution fee payable...............................................................................               42,257
                                                                                                             ------------------
   Total liabilities...................................................................................           55,342,826
                                                                                                             ------------------
Net Assets.............................................................................................         $507,287,800
                                                                                                             ------------------
                                                                                                             ------------------
Net assets were comprised of:
   Shares of beneficial interest, at $.00001 par value.................................................         $      5,073
   Paid-in capital in excess of par....................................................................          507,282,727
                                                                                                             ------------------
Net assets, September 30, 1998.........................................................................         $507,287,800
                                                                                                             ------------------
                                                                                                             ------------------
Net asset value, offering price and redemption price per share
   ($507,287,800 / 507,287,800 shares of beneficial interest issued and outstanding)...................                   $1.00
                                                                                                             ------------------
                                                                                                             ------------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-25

CASH ACCUMULATION TRUST
NATIONAL MONEY MARKET FUND
Statement of Operations
------------------------------------------------------------

                                                Year Ended
Net Investment Income                       September 30, 1998
Income
   Interest..............................      $ 31,153,367
                                            ------------------
Expenses
   Management fee........................         2,098,187
   Distribution fee......................           549,801
   Transfer agent's fees and expenses....           335,000
   Registration fees.....................           130,000
   Reports to shareholders...............           100,000
   Custodian's fees and expenses.........            88,000
   Audit fees and expenses...............            27,000
   Legal fees and expenses...............            30,000
   Trustees' fees........................            12,500
   Miscellaneous.........................            13,426
                                            ------------------
      Total expenses.....................         3,383,914
                                            ------------------
Net Investment Income and Net Increase in
Net Assets
Resulting from Operations................      $ 27,769,453
                                            ------------------
                                            ------------------

CASH ACCUMULATION TRUST
NATIONAL MONEY MARKET FUND
Statement of Changes in Net Assets
------------------------------------------------------------

Decrease in                          Year Ended September 30,
Net Assets                            1998              1997
Operations
   Net investment income and
      net increase in net
      assets resulting from
      operations...............  $   27,769,453    $   33,771,657
                                 --------------    --------------
Dividends and distributions to
   shareholders (Note 1).......     (27,769,453)      (33,771,657)
                                 --------------    --------------
Fund share transactions (at $1
   per share)
   Net proceeds from shares
      sold.....................   5,056,612,846     6,248,712,913
Net asset value of shares
   issued in reinvestment of
   dividends and
   distributions...............      24,443,399        32,440,525
Cost of shares reacquired......  (5,275,771,195)(a) (6,231,478,119)
                                 --------------    --------------
Net increase (decrease) in net
   assets from Fund share
   transactions................    (194,714,950)       49,675,319
                                 --------------    --------------
Total increase (decrease)......    (194,714,950)       49,675,319
Net Assets
Beginning of year..............     702,002,750       652,327,431
                                 --------------    --------------
End of year....................  $  507,287,800    $  702,002,750
                                 --------------    --------------
                                 --------------    --------------
---------------
(a) Includes $295,683,132 that was transferred into Liquid Assets
    Fund. (see Note 4.)

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-26

                                               CASH ACCUMULATION TRUST
Notes to Financial Statements                  NATIONAL MONEY MARKET FUND
--------------------------------------------------------------------------------
Cash Accumulation Trust (the "Trust") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Trust consists of two series--the National Money Market Fund (the "Fund") and the Liquid Assets Fund. The investment objective of the Fund is current income to the extent consistent with the preservation of capital and liquidity. The Fund invests primarily in a portfolio of U.S. Government obligations, financial institution obligations and other high quality money market instruments maturing in thirteen months or less whose ratings are within the two highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Fund to meet its obligations may be affected by economic developments in a specific industry or region.
------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust and the Fund in the preparation of its financial statements.

SECURITIES VALUATIONS: Portfolio securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management.

FEDERAL INCOME TAXES: For federal income tax purposes, each fund in the Trust is treated as a separate taxpaying entity. It is the intent of the Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Fund declares all of its net investment income and net realized short-term capital gains or losses, if any, as dividends daily to its shareholders of record at the time of such declaration. Net investment income for dividend purposes includes interest accrued or discount earned less amortization of premium and the estimated expenses applicable to the dividend period. The Fund does not expect to realize long-term capital gains or losses.

NOTE 2. AGREEMENTS
The Trust has a management agreement with Prudential Investments Fund Management LLC ("PIFM") as of December 12, 1997. (Prior to December 12, 1997, the Fund had a management agreement with PIMCO Advisors L.P. ("PIMCO"). PIMCO had a subadvisory agreement with Columbus Circle Investors.) Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ("PIC"); PIC furnishes investment advisory services in connection with the management of the Trust. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Trust, occupancy and certain clerical and bookkeeping costs of the Fund. The Trust bears all other costs and expenses.

Beginning December 22, 1997, the management fee paid PIFM is computed daily and payable monthly, at an annual rate of .39% of the Fund's average daily net assets up to and including $1 billion, .375% of the next $500 million, .35% of the next $500 million and .325% of the Fund's average daily net assets in excess of $2 billion. The management fee paid to PIMCO through December 11, 1997 was computed daily and payable monthly at an annual rate of .425% of the Fund's average daily net assets up to and including $500 million, .400% of the next $500 million, .375% of the next $500 million, .350% of the next $500 million and
 .325% of the Fund's average daily net assets in excess of $2 billion.

The Trust had a distribution agreement with Prudential Securities Incorporated ("PSI") which acted as the distributor of the shares of the Trust from December 12, 1998 through May 31, 1998. Prudential Investment Management Services LLC ("PIMS") became the distributor of the Trust effective June 1, 1998 and is serving the Trust under the same terms and conditions as under the arrangement with PSI. The Fund compensated PSI and PIMS for distributing and servicing the Fund's shares pursuant to the plan of distribution at an annual rate of .10 of 1% of the average daily net assets of the shares, regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. Prior to December 12, 1997, PIMCO Funds Distribution Company served as the Trust's distributor and was compensated at the same rate.

PSI, PIFM, PIC and PIMS are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.
--------------------------------------------------------------------------------
                                      B-27

                                               CASH ACCUMULATION TRUST
Notes to Financial Statements                  NATIONAL MONEY MARKET FUND
--------------------------------------------------------------------------------
NOTE 3. OTHER TRANSACTIONS WITH AFFILIATES
On December 12, 1997, Prudential Mutual Fund Services LLC ("PMFS"), a wholly owned subsidiary of PIFM, began serving as the Fund's transfer agent. Prior to December 12, 1997, Shareholder Services, Inc. ("SSI") served as the Fund's transfer agent. During the period December 12, 1997 through September 30, 1998, the Fund incurred fees of approximately $210,200 for the services of PMFS. As of September 30, 1998, $20,800 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include fees paid to SSI and certain out-of-pocket expenses paid to nonaffiliates.
------------------------------------------------------------
NOTE 4. CAPITAL
On December 22, 1997, $295,683,132 was transferred from the Fund to the Liquid Assets Fund. The transfer established the Liquid Assets Fund as the primary money sweep fund for certain investment advisory clients of Prudential Securities enrolled in Prudential Securities' automatic investment procedures (Autosweep) program.
------------------------------------------------------------
NOTE 5. CHANGE IN CUSTODIAN AND ACCOUNTING AGENT
As of December 12, 1997, the custodian and accounting agent is State Street Bank and Trust Company. Prior to December 12, 1997, Oppenheimer Funds, Inc. served as the Fund's accounting agent and The Bank of New York served as the custodian.
--------------------------------------------------------------------------------
                                       B-28

                                              CASH ACCUMULATION TRUST
Financial Highlights                          NATIONAL MONEY MARKET FUND
--------------------------------------------------------------------------------

                                                                                   Year Ended September 30,
                                                                 ------------------------------------------------------------
                                                                   1998         1997         1996         1995         1994
                                                                 --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...........................    $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
Net investment income........................................        0.05         0.05         0.05         0.05         0.03
Dividends and distributions to shareholders..................       (0.05)       (0.05)       (0.05)       (0.05)       (0.03)
                                                                 --------     --------     --------     --------     --------
Net asset value, end of year.................................    $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                                 --------     --------     --------     --------     --------
                                                                 --------     --------     --------     --------     --------
TOTAL RETURN(a):.............................................         5.2%         5.0%         5.0%         5.2%         3.2%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............................    $507,288     $702,003     $652,327     $685,228     $823,343
Ratios to average net assets:
   Expenses, including distribution fee......................        0.62%        0.65%        0.69%        0.69%        0.61%
   Expenses, excluding distribution fee......................        0.52%        0.55%        0.59%        0.59%        0.51%
   Net investment income.....................................        5.05%        4.89%        4.86%        5.15%        3.20%

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.      B-29

                                                CASH ACCUMULATION TRUST
Report of Independent Accountants               NATIONAL MONEY MARKET FUND
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Cash Accumulation Trust
National Money Market Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cash Accumulation Trust--National Money Market Fund (the "Fund", one of the portfolios constituting Cash Accumulation Trust) at September 30, 1998, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the three years in the period ended September 30, 1996 were audited by other independent accountants, whose opinion dated October 23, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
November 20, 1998

                                                        CASH ACCUMULATION TRUST
Portfolio of Investments as of September 30, 1998       LIQUID ASSETS FUND
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
Bank Notes--6.3%
             Comerica Bank
   $10,000   5.46%, 10/19/98(b)                     $  9,995,291
             Corestates Bank
     2,000   5.540%, 10/16/98(b)                       2,000,000
             FCC National Bank
     2,000   5.19%, 1/15/99                            2,000,000
             First National Bank
     3,000   5.19%, 1/14/99                            3,000,000
             First Union National Bank
     5,000   5.57%, 10/15/98                           4,999,919
             Key Bank N.A.
     4,000   5.60%, 10/1/98(b)                         3,998,933
     1,000   5.62%, 10/1/98(b)                           999,825
     1,000   5.678%, 10/13/98(b)                       1,000,159
                                                    ------------
                                                      27,994,127
------------------------------------------------------------
Bankers Acceptance - Yankee--0.4%
             Wachovia Bank, N.A.
     2,000   5.40%, 10/29/98                           1,991,600
------------------------------------------------------------
Certificates Of Deposit - Domestic--0.9%
             First Tennessee Bank N.A.
     1,000   5.45%, 11/16/98                           1,000,081
     1,000   5.46%, 11/24/98                           1,000,119
     1,000   5.40%, 12/16/98                           1,000,298
             Nationsbank, N.A.
     1,000   5.84%, 12/28/98                           1,000,536
                                                    ------------
                                                       4,001,034
------------------------------------------------------------
Certificates Of Deposit - Eurodollar--1.8%
             Abbey National Treasury Services PLC
     2,000   5.52%, 1/22/99                            1,997,937
     2,000   5.75%, 3/5/99                             2,000,000
             Bank of Scotland
     2,000   5.34%, 12/29/98                           2,000,049
             Bayerische Hypotheken Und Weschel
                Bank
     1,000   5.93%, 11/25/98                           1,000,049
             Bayerische Vereinsbank Ag
    $1,000   5.60%, 2/2/99                          $    999,165
                                                    ------------
                                                       7,997,200
------------------------------------------------------------
Certificates Of Deposit - Yankee--14.9%
             Barclays Bank PLC
     9,000   5.510%, 10/2/98(b)                        8,995,245
    10,000   5.53%, 2/23/99                            9,997,713
             Bayerische Landesbank Girozentrale
     5,000   5.24%, 10/30/98(b)                        4,997,019
             Bayerische Vereinsbank
     1,000   5.58%, 10/9/98                              999,993
             Canadian Imperial Bank of Commerce
     6,000   5.55%, 2/10/99                            5,998,959
             Credit Agricole Indosuez
     3,000   5.74%, 4/26/99                            2,999,023
             Credit Communal De Belgique S.A.
     6,000   5.65%, 10/21/98                           6,000,000
             Deutsche Bank
     5,000   5.57%, 2/26/99                            4,999,028
     3,000   5.62%, 2/26/99                            2,999,417
     3,000   5.63%, 2/26/99                            2,998,951
     3,000   5.66%, 3/3/99                             2,999,397
             Rabobank Nederland N.V.
     4,000   5.50%, 2/9/99                             3,998,898
             Royal Bank of Canada
     7,000   5.624%, 10/6/98(b)                        6,995,970
             Societe Generale
       705   5.56%, 1/19/99                              704,453
                                                    ------------
                                                      65,684,066
------------------------------------------------------------
Commercial Paper--56.0%
             Aetna Services, Inc.
    20,000   5.55%, 10/16/98                          19,953,750
             Aristar, Inc.
     3,000   5.61%, 10/16/98                           2,992,988
             Associates Corp. of North America
     3,912   5.51%, 11/10/98                           3,888,050
             Bank of New York Co., Inc.
     2,700   5.52%, 10/8/98                            2,697,102

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-31

                                                        CASH ACCUMULATION TRUST
Portfolio of Investments as of September 30, 1998       LIQUID ASSETS FUND
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
Commercial Paper (cont'd.)
             BCI Funding Corp.
    $1,000   5.25%, 10/30/98                        $    995,771
             Bl North America
     4,000   5.54%, 10/13/98                           3,992,613
     5,000   5.53%, 10/19/98                           4,986,175
     5,000   5.515%, 10/28/98                          4,979,319
             Bradford & Bingley Building Society
     1,000   5.26%, 12/29/98                             986,996
             Chrysler Financial Corp.
    10,000   5.52%, 10/14/98                           9,980,067
             CIT Group Holdings, Inc.
     3,000   5.24%, 12/23/98                           2,963,757
             Coca-Cola Enterprises, Inc.
     1,000   5.56%, 10/14/98                             997,992
     5,000   5.57%, 11/4/98                            4,973,697
             Commerzbank U.S. Finance, Inc.
     9,000   5.52%, 10/21/98                           8,972,400
             Countrywide Home Loan, Inc.
     3,000   5.60%, 10/19/98                           2,991,600
     1,000   5.33%, 11/20/98                             992,597
     1,000   5.32%, 11/27/98                             991,577
             Den Denske Corp.
     6,000   5.26%, 12/2/98                            5,970,193
             Duke Capital Corp.
     4,000   5.56%, 10/16/98                           3,990,733
             Falcon Asset Securitization Corp.
     2,000   5.26%, 12/3/98                            1,981,590
             General Electric Capital Corp.
    13,000   5.27%, 10/27/98                          12,950,521
       130   5.51%, 11/19/98                             129,025
     1,500   5.19%, 12/11/98                           1,484,646
             General Motors Acceptance Corp.
     7,800   5.53%, 10/19/98                           7,778,433
             General Motors Corp.
     3,000   5.54%, 10/16/98                           2,993,075
             GTE Funding, Inc.
     8,414   5.28%, 10/27/98                           8,381,915
             Halliburton Corp.
     1,000   5.52%, 10/15/98                             997,853
             Internationale Nederland en U.S.
                Funding Corp.
    $2,000   5.26%, 12/28/98                        $  1,974,284
     1,000   5.25%, 12/29/98                             987,021
             Johnson Controls, Inc.
     1,000   5.60%, 10/29/98                             995,644
     1,000   5.59%, 10/30/98                             995,497
             Merrill Lynch & Co., Inc.
    10,000   5.42%, 11/13/98                           9,935,261
             Mont Blanc Capital Corp.
    17,784   5.57%, 10/21/98                          17,728,968
             Monte Rosa Capital Corp.
     4,846   5.60%, 10/15/98                           4,835,447
     2,424   5.54%, 10/27/98                           2,414,301
             Morgan (J.P.) & Co., Inc.
     9,000   5.50%, 10/19/98                           8,975,250
             National Australia Funding, Inc.
     5,000   5.51%, 10/22/98                           4,983,929
             NationsBank Corp.
       800   5.60%, 10/8/98                              799,129
     3,000   5.50%, 2/12/99                            2,938,583
             Nationwide Building Society
     2,000   5.51%, 10/14/98                           1,996,021
             Old Line Funding Corp.
     2,000   5.55%, 10/16/98                           1,995,375
     3,428   5.55%, 10/23/98                           3,416,373
     3,000   5.57%, 10/28/98                           2,987,468
     1,000   5.52%, 11/5/98                              994,633
             Safeco Corp.
     5,000   5.54%, 10/13/98                           4,990,767
     8,000   5.54%, 10/27/98                           7,967,991
             Skandinaviska Enskilda Banken
     2,000   5.27%, 10/1/98                            1,991,509
    10,882   5.80%, 10/1/98                           10,882,000
             Sonoco Products Co.
     1,500   5.80%, 10/1/98                            1,500,000
             Special Purpose Accounts Recreation
                Cooperative Corp.
     3,000   5.55%, 10/22/98                           2,990,288
             The Travelers, Inc.
     2,000   5.53%, 10/14/98                           1,996,006
             Thunder Bay Funding, Inc.
     4,000   5.60%, 10/15/98                           3,991,289
     1,000   5.60%, 10/26/98                             996,111

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-32

                                                        CASH ACCUMULATION TRUST
Portfolio of Investments as of September 30, 1998       LIQUID ASSETS FUND
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
Commercial Paper (cont'd.)
             Windmill Funding Corp.
    $2,731   5.85%, 10/1/98                         $  2,731,000
       138   5.53%, 10/6/98                              137,894
     4,000   5.50%, 10/9/98                            3,995,111
             Wood Street Funding Corp.
     4,950   5.55%, 10/16/98                           4,938,553
     4,315   5.55%, 11/2/98                            4,293,713
                                                    ------------
                                                     247,349,851
------------------------------------------------------------
Other Corporate Obligations--22.5%
             Abbey National Treasury Services PLC
     7,331   5.50%, 2/5/99(b)                          7,329,021
     2,000   5.72%, 6/11/99                            1,998,938
             Ford Motor Credit Co.
    22,000   5.40%, 1/14/99                           21,916,000
             General Electric Capital Corp.
     7,000   5.50%, 10/5/98(b)                         6,994,376
             General Motors Acceptance Corp.
    13,000   5.668%, 11/2/98(b)                       12,998,717
             International Business Machines
     6,000   5.529%, 10/1/98(b)                        5,997,090
             Lehman Brothers Holdings, Inc.
     8,000   5.593%, 10/1/98(b)                        8,000,000
             Liquid Asset Backed Securities Trust
     2,188   5.527%, 2/26/99(b)                        2,187,606
             Restructured Asset Securities
    10,000   5.64%, 10/2/98(b)                        10,000,000
     1,000   5.375%, 10/30/98(b)(c)                    1,000,000
             Strategic Money Market Trust, Series
                1998-B
    15,000   5.625%, 10/5/98(b)                       15,000,000
             Strats Trust
     6,000   5.593%, 10/19/98(b)(c)                    6,000,000
                                                    ------------
                                                      99,421,748
------------------------------------------------------------
U.S. Government Agency Obligations-Discount--2.7%
             Federal Home Loan Mortgage Corp.
     9,000   4.95%, 2/24/99                            8,819,325
     1,000   5.25%, 12/3/98                              990,812
             Federal National Mortgage Assoc.
    $2,000   5.25%, 12/23/98                        $  1,975,792
                                                    ------------
                                                      11,785,929
Total Investments--105.5%
             (amortized cost $466,225,555(a))        466,225,555
             Liabilities in excess of other
                assets--(5.5%)                      (24,281,067)
                                                    ------------
             Net Assets--100%                       $441,944,488
                                                    ------------
                                                    ------------

(a) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.
(b) Variable rate instrument. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(c) Private placement restricted as to resale and does not have a readily available market; the aggregate cost of such securities is $7,000,000. The aggregate value ($7,000,000) is approximately 2.7% of net assets.
The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 1998 was as follows:

Commercial Banks....................................    46.6%
Asset Backed Securities.............................    13.8
Motor Vehicles......................................     9.7
Securities Brokers & Dealers........................     6.1
Business Credit (Finance)...........................     5.6
Life Insurance......................................     4.5
Fire Insurance......................................     3.4
Mortgage Banks......................................     3.2
Bank Holding Companies..............................     2.9
U.S. Gov't Agency...................................     2.7
Telephone & Communications..........................     1.9
Personal Credit Institutions........................     1.6
Office Machines.....................................     1.4
Electrical Services.................................     0.9
Regulating Controls.................................     0.5
Paper Board Mills...................................     0.3
Beverages...........................................     0.2
Construction........................................     0.2
                                                       -----
                                                       105.5
Liabilities in excess of other assets                   (5.5)
                                                       -----
                                                       100.0%
                                                       -----
                                                       -----

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-33

                                                     CASH ACCUMULATION TRUST
Statement of Assets and Liabilities                  LIQUID ASSETS FUND
--------------------------------------------------------------------------------

                                                                                                                December 22,
                                                                                                                   1997(a)
                                                                                                                   Through
Assets                                                                                                         March 31, 1998
Investments, at amortized cost which approximates market value..........................................        $ 466,225,555
Cash....................................................................................................                  739
Receivable for Fund shares sold.........................................................................            9,888,416
Interest receivable.....................................................................................            2,591,843
Prepaid expenses and other assets.......................................................................                3,644
                                                                                                              -----------------
   Total assets.........................................................................................          478,710,197
                                                                                                              -----------------
Liabilities
Payable for investments purchased.......................................................................           23,877,703
Payable for Fund shares reacquired......................................................................           12,192,892
Dividends payable.......................................................................................              461,512
Accrued expenses........................................................................................              131,822
Management fee payable..................................................................................              101,780
                                                                                                              -----------------
   Total liabilities....................................................................................           36,765,709
                                                                                                              -----------------
Net Assets..............................................................................................        $ 441,944,488
                                                                                                              -----------------
Net assets were comprised of:
   Shares of beneficial interest, at par................................................................        $       4,419
   Paid-in capital in excess of par.....................................................................          441,940,069
                                                                                                              -----------------
Net assets, September 30, 1998..........................................................................        $ 441,944,488
                                                                                                              -----------------
                                                                                                              -----------------
Net asset value, offering and redemption price per share
   ($441,944,488 / 441,944,488 shares of beneficial interest issued and outstanding)....................                  $1.00
                                                                                                              -----------------
                                                                                                              -----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-34

CASH ACCUMULATION TRUST
LIQUID ASSETS FUND
Statement of Operations
------------------------------------------------------------

                                                  December 22,
                                                     1997(a)
                                                     Through
                                                  September 30,
Net Investment Income                                 1998
Income
   Interest....................................    $ 16,647,803
                                                  -------------
Expenses
   Management fee..............................         190,000
   Registration fees...........................         163,000
   Transfer agent's fees and expenses..........          93,000
   Custodian's fees and expenses...............          61,000
   Legal fees and expenses.....................          41,000
   Audit fee and expenses......................          27,000
   Reports to shareholders.....................          20,000
   Trustees' fees and expenses.................           9,000
   Miscellaneous...............................           7,150
                                                  -------------
      Total expenses...........................         611,150
                                                  -------------
Net investment income..........................      16,036,653
                                                  -------------
Realized Gain on Investments
Net realized gain on investment transactions...           7,050
                                                  -------------
Net Increase in Net Assets
Resulting from Operations......................    $ 16,043,703
                                                  -------------
                                                  -------------

---------------
(a) Commencement of investment operations.

CASH ACCUMULATION TRUST
LIQUID ASSETS FUND
Statement of Changes in Net Assets
------------------------------------------------------------

                                                 December 22,
                                                    1997(a)
                                                    Through
Increase (Decrease)                              September 30,
in Net Assets                                        1998
Operations
   Net investment income......................  $    16,036,653
   Net realized gain on investment
      transactions............................            7,050
                                                ---------------
   Net increase in net assets resulting from
      operations..............................       16,043,703
                                                ---------------
Dividends and distributions (Note 1)..........      (16,043,703)
                                                ---------------
Fund share transactions
   Net proceeds from shares sold..............    3,011,683,905(b)
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions...........................       15,377,615
   Cost of shares reacquired..................   (2,585,117,032)
                                                ---------------
   Net increase in net assets from Fund share
      transactions............................      441,944,488
                                                ---------------
   Total increase.............................      441,944,488
Net Assets
Beginning of period...........................               --
                                                ---------------
End of period.................................  $   441,944,488
                                                ---------------
                                                ---------------
---------------
(b) Includes $295,683,132 that was transferred from the
    National Money Market Fund. (See Note 4)

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-35

                                                       CASH ACCUMULATION TRUST
Notes to Financial Statements                          LIQUID ASSETS FUND
--------------------------------------------------------------------------------
Cash Accumulation Trust (the "Trust") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Trust consists of two series - the National Money Market Fund and the Liquid Assets Fund (the "Fund"). The Fund commenced investment operations on December 22, 1997, when $295,683,132 was transferred from the National Money Market Fund to the Fund. The investment objective of the Fund is current income to the extent consistent with the preservation of capital and liquidity. The Fund invests primarily in a portfolio of U.S. Government obligations, financial institution obligations and other high quality money market instruments maturing in thirteen months or less whose ratings are within the two highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Fund to meet its obligations may be affected by economic developments in a specific industry or region.
------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust and the Fund in the preparation of its financial statements.

SECURITIES VALUATIONS: Portfolio securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

FEDERAL INCOME TAXES: For Federal income tax purposes, each fund in the Trust is treated as a separate tax paying entity. It is the intent of the Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Fund declares all of its net investment income and net realized short-term capital gains or losses, if any, as dividends daily to its shareholders of record at the time of such declaration. Net investment income for dividend purposes includes interest accrued or discount earned less amortization of premium and the estimated expenses applicable to the dividend period. Payment of dividends is made monthly. The Fund does not expect to realize long-term capital gains or losses.

NORE 2. AGREEMENTS

The Trust has a management agreement with Prudential Investments Fund Management LLC ("PIFM"). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ("PIC"), doing business as Prudential Investments ("PI", the Subadviser or the investment adviser). PI furnishes investment advisory services in connection with the management of the Trust. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Trust, occupancy and certain clerical and bookkeeping costs of the Trust. The Trust bears all other costs and expenses.

Under the management agreement, PIFM is reimbursed by the Fund for its direct administrative costs and expenses, excluding overhead and profit incurred in providing services to the Fund up to a maximum of .39% of the average daily net assets.

The Trust had a distribution agreement with Prudential Securities Incorporated ("PSI") which acted as the distributor of the shares of the Trust through May 31, 1998. Prudential Investment Management Services LLC ("PIMS") became the distributor of the Trust effective June 1, 1998 and is serving the Trust under the same terms and conditions as under the arrangement with PSI. No distribution or service fees are paid to PIMS as distributor of the Fund.

PIFM, PIC and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
NOTE 3. OTHER TRANSACTIONS WITH AFFILIATES

Prudential Mutual Fund Services LLC ("PMFS"), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
------------------------------------------------------------
NOTE 4. CAPITAL

On December 22, 1997, $295,683,132 was transferred from the National Money Market Fund to the Fund. The transfer established the Liquid Assets Fund as the primary money sweep fund for certain investment advisory clients of Prudential Securities enrolled in Prudential Securities' automatic investment procedures (Autosweep) program.
--------------------------------------------------------------------------------
                                       B-36

                                                       CASH ACCUMULATION TRUST
Financial Highlights (Unaudited)                       LIQUID ASSETS FUND
--------------------------------------------------------------------------------

                                                                                                                    December 22,
                                                                                                                       1997(a)
                                                                                                                       Through
                                                                                                                    September 30,
                                                                                                                        1998
                                                                                                                    -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...........................................................................       $    1.00
                                                                                                                    -------------
Net investment income and net realized gains...................................................................             .04
Dividends and distributions to shareholders....................................................................            (.04)
                                                                                                                    -------------
Net asset value, end of period.................................................................................       $    1.00
                                                                                                                    -------------
                                                                                                                    -------------
TOTAL RETURN(b):...............................................................................................            4.52%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)................................................................................       $ 441,944
Average net assets (000).......................................................................................       $ 374,141
Ratios to average net assets:
   Expenses....................................................................................................             .21%(c)
   Net investment income.......................................................................................            5.53%(c)

---------------
(a) Commencement of investment operations.
(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for less than a full year are not annualized.
(c) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-37

                                                        CASH ACCUMULATION TRUST
Report of Independent Accountants                       LIQUID ASSETS FUND
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Cash Accumulation Trust--Liquid Assets Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cash Accumulation Trust--Liquid Assets Fund (the "Fund" one of the portfolios constituting Cash Accumulation Trust) at September 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the period December 22, 1997 (commencement of operations) through September 30, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
November 20, 1998

                       APPENDIX I--DESCRIPTION OF RATINGS

BOND RATINGS

    MOODY'S INVESTORS SERVICE--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future. Mood's applies numerical modifiers "1", "2" and "3" in each generic rating classification from Aa through B in its corporate bond rating system. The modifier "1" indicates that the company ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the company ranks in the lower end of its generic rating category.

    STANDARD & POOR'S RATINGS GROUP--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    DUFF AND PHELPS CREDIT RATING CO.--The following summarizes the ratings used by Duff & Phelps for long-term debt:

       "AAA": Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

       "AA+", "AA" or "AA-": High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

       "A+", "A" or "A-": Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

    FITCH IBCA--The following summarizes the ratings used by Fitch IBCA for long-term debt:

       "AAA": Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

       "AA": Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

       "A": High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

       "BBB": Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to categories below "CCC".

COMMERCIAL PAPER RATINGS

    Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Issuers rated "Prime-1" (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Issuers rated "Prime-2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. Issuers rated "Prime-3" (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.

    An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The designation A-1 indicates that the degree of safety regarding timely payment is strong. A "+" designation is applied to those issues rated A-1 which possess extremely strong safety characteristics. Capacity for timely payment on issues with the designation A-2 is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying the designation A-3 have adequate capacity for timely payment. They are however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

    The following summarizes the ratings used by Duff & Phelps for short-term debt, which apply to all obligations with maturities of under one year, including commercial paper.

    D-1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding and safety is just below risk-free U.S. Treasury short-term obligations.

    D-1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

    D-1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

    D-2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

    D-3: Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

    The following summarizes the ratings used by Fitch IBCA for short-term debt, which apply to most obligations with maturities of less than 12 months, or up to three years for U.S. public finance securities:

    "F1": Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

    "F2": Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

    "F3": Fair credit quality. The capacity for timely payment of financial commitments is adequate, however, near-term adverse changes could result in a reduction to non-investment grade.

    "B": Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

    "C": High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

    "D": Default. Denotes actual or imminent payment default.

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to short-term ratings other than "F1".

                APPENDIX II--INFORMATION RELATING TO PRUDENTIAL

    Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1995 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.

INFORMATION ABOUT PRUDENTIAL

    The Manager and PIC(1) are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1996. Principal products and services include life and health insurance, other healthcare products, property and casualty insurance, securities brokerage, asset management, investment advisory services and real estate brokerage. Prudential (together with its subsidiaries) employs almost 79,000 persons worldwide, and maintains a sales force of approximately 10,100 agents and nearly 6,500 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

    INSURANCE. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to nearly 40 million people worldwide. Long one of the largest issuers of individual life insurance, the Prudential has 25 million life insurance policies and group certificates in force today with a face value of almost $1 trillion. Prudential has the largest capital base ($12.3 billion) of any life insurance company in the United States. Prudential provides auto insurance for approximately 1.5 million cars and insures approximately 1.2 million homes.

    MONEY MANAGEMENT. Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31, 1997, Prudential had more than $370 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part) manages over $211 billion in assets of institutions and individuals. In Pensions & Investments, May 12, 1997, Prudential was ranked third in terms of total assets under management.

    REAL ESTATE. Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 37,000 brokers and agents across the United States.(2)

    HEALTHCARE. Over two decades ago, Prudential introduced the first federally-funded, for-profit HMO in the country. Today, approximately 4.9 million Americans receive healthcare from a Prudential managed care membership.

    FINANCIAL SERVICES. The Prudential Bank, a wholly-owned subsidiary of Prudential, has over $4 billion in assets and serves nearly 1.5 million customers across 50 states.

INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS

    As of December 31, 1997, Prudential Investments Fund Management LLC is the eighteenth largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

    The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

    From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as THE WALL STREET JOURNAL, THE NEW YORK TIMES, BARRON'S and USA TODAY.

------------
(1)Prudential Investments, a business group of PIC, serves as the subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as the subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates LLC as one of the subadvisers to The Prudential Investment Portfolios, Inc. and Mercator Assets Management LP, as the subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc. There are multiple subadvisers for The Target Portfolio Trust.
(2)As of December 31, 1996.

    EQUITY FUNDS. FORBES magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Fund, a growth-style equity fund managed by Jennison Associates Capital Corp., a premier institutional equity manager and a subsidiary of Prudential.

    HIGH YIELD FUNDS. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor approximately 200 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.(3) Noninvestment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

    Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

    Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from PULP AND PAPER FORECASTER to WOMEN'S WEAR DAILY--to keep them informed of the industries they follow.

    Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential mutual fund.

    Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

    Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.

    Prudential Mutual Fund global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

    TRADING DATA.(4) On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over
3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets.(5) Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities.(6)

    Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services, Inc., the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.

------------
(3)As of December 31, 1995. The number of bonds and the size of the Fund are subject to change.
(4)Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-US accounts managed by Prudential Mutual Fund Investment Management, a division of PIC, for the year ended December 31, 1995.
(5)Based on 669 funds in Lipper Analytical Services categories of Short U.S. Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Government and Mortgage funds.
(6)As of December 31, 1994.

INFORMATION ABOUT PRUDENTIAL SECURITIES

    Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 6,000 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1997, assets held by Prudential Securities for its clients approximated $235 billion.

    During 1997, approximately 29,000 new customer accounts were opened each month at Prudential Securities.(7)

    Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas. Prudential Securities is the only Wall Street firm to have its own in-house Certified Financial Planner (CFP) program. In the December 1995 issue of REGISTERED REP, an industry publication, Prudential Securities Financial Advisor training programs received a grade of A- (compared to an industry average of B+).

    In 1995, Prudential Securities' equity research team ranked 8th in INSTITUTIONAL INVESTOR magazine's 1995 "All America Research Team" survey. Five Prudential Securities analysts were ranked as first-team finishers.(8)

    In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architect, a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

    Standard & Poor's rates Prudential Securities Incorporated BBB+, with a "stable outlook."

    For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial advisor or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

------------
(7)As of December 31, 1997.
(8)On an annual basis, INSTITUTIONAL INVESTOR magazine surveys more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in 76 industry sectors. Scores are produced by taking the number of votes awarded to an individual analyst and weighting them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2,000 institutions and a group of European and Asian institutions.